UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-02277

Value Line Income and Growth Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item I.     Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/15 is included with this Form.

Annual Report
December 31, 2015

Value Line Premier Growth Fund, Inc.
(VALSX)
Value Line Mid Cap Focused Fund, Inc.
(VLIFX)
(formerly, The Value Line Fund, Inc.)
Value Line Income and Growth Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
(formerly, Value Line Larger Companies Fund, Inc.)
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00161843

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2015.
During the annual period, equities generated mixed absolute returns, and two of the four Funds lagged their respective benchmark index on a relative basis. Still, the annual period was highlighted by each of the four equity and hybrid Value Line Funds being recognized for their long-term performance and attractive risk profiles.
•
Value Line Premier Growth Fund, Inc. outpaced the category average return of its peers for the ten-year period ended December 31, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 (multi-cap growth category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Preservationi versus its peers overall as of December 31, 2015. As measured by Morningstar2, the Fund outpaced the category average return of its peers for the one-, five- and ten-year periods ended December 31, 2015 (mid-cap growth category). Additionally, Morningstar gave the Fund an overall Risk rating of Below Averageii as of December 31, 2015.

•
The Value Line Mid Cap Focused Fund, Inc., formerly The Value Line Fund, Inc., outpaced the category average return of its peers for the one-, three- and five-year periods ended December 31, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 (mid-cap growth category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Preservationiii and Tax Efficiencyiii versus its peers overall as of December 31, 2015. As measured by Morningstar2, the Fund outpaced the category average return of its peers for the one-, three- and five-year periods ended December 31, 2015 (mid-cap growth category). Additionally, the Fund was given an overall Risk rating of Lowiv by Morningstar as of December 31, 2015.

•
Value Line Income and Growth Fund, Inc. outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 (mixed-asset target allocation moderate category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Total Returnv and Consistent Returnv versus its peers overall as of December 31, 2015. As measured by Morningstar2, the Fund outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2015 (moderate allocation category). Additionally, the Fund earned an overall four-star rating from Morningstar2 in the moderate allocation category among 865 funds as of December 31, 2015 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Below Average.vi

•
Value Line Larger Companies Focused Fund, Inc., formerly Value Line Larger Companies Fund, Inc., outpaced the category average return of its peers for the one-, three- and five-year periods ended December 31, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 (larger-cap growth category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Preservationvii versus its peers overall as of December 31, 2015. As measured by Morningstar2, the Fund outpaced the category average return of its peers for the one-, three- and five-year periods ended December 31, 2015 (large growth category). Additionally, the Fund earned an overall four-star rating from Morningstar2 in the large growth category among 1,542 funds as of December 31, 2015 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Below Averageviii by Morningstar2 as of December 31, 2015.

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2015, especially given the newsworthy events of the annual period. With the significant shifts during 2015 in several long-standing drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
The capital markets were focused for much of the annual period on possible tightening by the Federal Reserve (the Fed). While improving job numbers were supportive of a rise in rates, the Fed’s inflation target of 2% remained elusive. Indeed, the headline Consumer Price Index (CPI) rose just 0.7% year over year before seasonal adjustment as of December 2015. Core inflation, which excludes food and energy, was up 2.1% in December 2015 from a year earlier. Notably, while the food segment of the CPI increased 0.8% during the 12 months ended December 2015, the energy segment of the CPI, despite rising in the months of May, June, July and October 2015, declined 12.6% over the same 12-month span.
Amidst this backdrop, the long-awaited first hike of short-term interest rates in more than nine years was finally announced at the Fed’s December 2015 meeting. The increase in the targeted federal funds rate was a modest 25 basis points. (A basis point is 1/100th of a percentage point.)

President’s Letter (unaudited) (continued)

Despite the U.S. unemployment rate drop from 5.6% at year-end 2014 to 5.0% at year-end 2015 and a marked improvement in job creation, consumer spending remained somewhat lackluster and wage inflation remained muted.
All told, then, U.S. real Gross Domestic Product (GDP) got off to a slow start in 2015, contracting at a 0.2% annualized rate from January through March. This was a significant deceleration from the 2.2% pace of U.S. economic growth seen in the fourth quarter of 2014. The contraction in first quarter GDP was largely a reflection of weak consumer spending in part due to harsh winter weather and in part due to mixed employment data. A sharp drop in exports due to the strong U.S. dollar and a labor strike in west coast ports also contributed to weak first quarter economic growth. In the second quarter of 2015, U.S. GDP grew at a strong annualized rate of 3.9%, in large part based on better consumer spending, before slowing to 2.0% in the third quarter. The slowdown in the third quarter reflected a downturn in private inventory investment and deceleration in exports, non-residential fixed investment and state and local government spending compared to the quarter prior. According to the advance estimate, U.S. GDP for the fourth quarter of 2015 slowed to an annualized pace of 0.7%, as heightened volatility in the capital markets, geopolitical tensions and global economic factors combined to impact U.S. economic growth.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 1.38% during the 12 months ended December 31, 2015. The equity market saw increased volatility, stemming from weak global economic growth, a decelerating economy and currency devaluation in China, intensified geopolitical tensions, and a drop of almost 40% in oil prices. The fact that the Fed only felt confident enough about the U.S. economy to begin raising interest rates in the waning weeks of the calendar year also weighed on U.S. equity performance. The strength of the U.S. dollar also created a headwind for companies doing business outside of the U.S. These factors more than offset the positive trends of rising consumer confidence, increasing home prices, relatively stable inflation and declining unemployment.
Within the U.S. equity market, large-cap stocks, particularly mega-caps, performed best for the second consecutive year, while mid-cap and small-cap stocks lagged, actually generating negative returns. Growth stocks outperformed value stocks across the capitalization spectrum. Of particular note during 2015 was the narrowness of the market, wherein the gain in the S&P 500® Index came mainly from just a few of the largest-cap stocks. Just ten stocks accounted for approximately 40% of the total positive contribution to the S&P 500® Index return, meaning the average stock in the S&P 500® Index fared worse, as corporate earnings broadly became weaker.
There was a notable divergence among sectors during the year, too. Only five of the ten sectors of the S&P 500® Index posted positive returns during the annual period. Consumer discretionary, health care, information technology, consumer staples and telecommunication services were the best relative performers. Conversely, energy was by far the worst performing sector in the S&P 500® Index, followed by materials, utilities, industrials and financials.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Barclays U.S. Aggregate Bond Index4, posted a return of 0.55% during the annual period. Interest rates rose across the yield curve, or spectrum of maturities, with the biggest relative increase occurring in two-year U.S. Treasuries. This reflected the expectations for tightening Fed policy. The rate rise toward the longer-term end of the yield curve was more modest, as inflation seemed to be well contained. More specifically, the yield on the two-year U.S. Treasury bill rose approximately 39 basis points, while the yield on the bellwether 10-year U.S. Treasury note rose approximately 10 basis points and the yield on the 30-year U.S. Treasury bond increased approximately 26 basis points during the annual period. In turn, the yield curve steepened on the shorter end of the yield curve and flattened from the 10-year to 30-year segments. A steepening yield curve is one in which the differential in yields of securities with various maturities widens, and a flattening yield curve is one in which the differential in yields of securities with various maturities narrows.
Throughout the annual period, all eyes were on the Fed, as there were expectations the U.S. central bank would begin its long anticipated raising of short-term interest rates. The two primary areas of concern for the Fed were job creation and inflation. Much progress was made on the jobs front, with the U.S. unemployment rate declining to 5% from 5.6% at the start of 2015. However, not as much progress was made on the inflation front, as the inflation rate still fell short of the Fed’s 2% target. GDP was also disappointing, hurt by the persistent strength of the U.S. dollar and overall weak global demand. Consumer spending was lackluster, despite significant savings at the gas pump as oil prices fell from approximately $60 per barrel to approximately $37 per barrel.
Amidst this backdrop, “anything but energy” ruled the fixed income market during the annual period, and higher quality sectors outperformed lower quality sectors. The securitized sector, particularly mortgage-backed securities, and the financial sector within the corporate bond universe, were the major beneficiaries of this sentiment. Within the U.S. Treasury sector, intermediate U.S. Treasury bonds fared best, offering a perceived safe haven from global economic weakness and energy turbulence. U.S. Treasury bonds additionally gained favor versus other sovereign debt, as central banks in Europe and Asia eased monetary policy, resulting in lower interest rates than what was available in the U.S. On the other hand, demand for corporate bonds suffered, as investors focused on the highest credit quality sectors. Long-dated corporate bonds were particularly poor performers. Similarly, high yield corporate bonds had a dismal year, reflecting the falloff in energy prices and weakness in the metals and mining industries. Many companies in these industries were stripped of their investment grade ratings, and subsequently, high yield corporate bonds absorbed the brunt of the dramatic decline in energy prices. That said, even within the high yield corporate bond sector, there was substantial variation among returns within quality tiers. The highest quality BB-rated bonds returned -1.06%, while the much lower-quality CCC-rated bonds returned -12.11%. Sovereign issuers were also poor performers, as emerging markets got hit by slowing economic growth and weakening energy markets.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Lipper Rankings represent the funds' ranking within its Lipper asset class peer group and are based on total return performance and do not reflect the effect of sales charges. Although a fund may outperform peers when compared to Lipper peer groups, the returns for that time period may still be negative. Rankings shown include management fees and are provided by Lipper Inc., a leading independent performance analysis service. This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Past performance is no guarantee of future results. Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that trust stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

i
For Value Line Premier Growth Fund, Inc.: Preservation 5 rating for 3-year (11,544 funds), 5-year (9,702 funds), 10-year (5,945 funds) and Overall (11,544 funds) periods ended December 31, 2015.

iii
For Value Line Mid Cap Focused Fund, Inc.: Preservation 5 rating for 3-year (11,544 funds), 5-year (9702 funds) and Overall (11,544 funds) periods ended December 31, 2015; 4 rating for 10-year (5,945 funds) period ended December 31, 2015. Tax Efficiency 5 rating for 3-year (342 funds), 5-year (313 funds) and Overall (342 funds) periods ended December 31, 2015; 4 rating for 10-year (221 funds) period ended December 31, 2015.

v
For Value Line Income and Growth Fund, Inc.: Total Return 5 rating for 3-year (516 funds), 5-year (438 funds), 10-year (319 funds) and overall (516 funds) periods ended December 31, 2015. Consistent Return 5 rating for 3-year (514 funds), 5-year (438 funds), 10-year (317 funds) and Overall (516 funds) periods ended December 31, 2015.

vii
For Value Line Larger Companies Focused Fund, Inc.: Preservation 5 rating for 3-year (11,544) funds), 5-year (9,702) funds, 10-year (5,945 funds) and Overall (11,544 funds) periods ended December 31, 2015.

The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing

President’s Letter (unaudited) (continued)

three-, five- and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year ratings/40% three-year rating. At least 10 years uses 50% ten-year rating/30% five-year rating/20% three-year rating.
ii
For Value Line Premier Growth Fund, Inc.: Morningstar Risk: Low for the 3-year and 5-year periods ended December 31, 2015; Below Average for the 10-year and overall periods ended December 31, 2015. All in the mid-cap growth category.

iv
For The Value Line Mid Cap Focused Fund, Inc.: Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended December 31, 2015. All in the mid-cap growth category.

vi
For Value Line Income and Growth Fund: Four-star rating for 3-year (865 funds), 5-year (745 funds), 10-year (505 funds) and overall (865 funds) periods ended December 31, 2015. All in the moderate allocation category. Morningstar Risk: High for 3-year period ended December 31, 2015; Average for 5-year period ended December 31, 2015; Below Average for the 10-year and overall periods ended December 31, 2015. All in the moderate allocation category.

viii
For Value Line Larger Companies Focused Fund, Inc.: Four-star rating for 3-year (1,542 funds), five-year (1,326 funds) and overall (1,542 funds) periods ended December 31, 2015; three-star rating for 10-year (933 funds) period ended December 31, 2015. All in the large growth category. Morningstar Risk: Below Average for the 3-year, 5-year, 10-year and overall periods ended December 31, 2015. All in the large growth category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE PREMIER GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund primarily seeks long-term growth of capital.
To achieve the Fund’s goal, the Fund’s investment adviser EULAV Asset Management (the “Adviser”) generally invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting.
Manager Discussion of Fund Performance
Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2015.
How did the Fund perform during the annual period?
The Fund generated a total return of 0.25% during the 12 months ended December 31, 2015. This compares to the 1.38% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund lagged the S&P 500® Index during the 12-month reporting period after fees and expenses, although stock selection and sector allocation decisions overall contributed positively, albeit modestly, to relative results.
It was a very narrow market, where the gain in the S&P 500® Index came mainly from just a few of the largest-cap stocks. This handicapped the Fund since its average cap weighting is much less than that of the benchmark. Indeed, less than half of the Fund’s holdings are large-cap stocks and very few, if any, would be considered mega-cap stocks; rather mid-cap stocks, which lagged during the annual period, dominate the holdings.
On the plus side, growth-oriented stocks outperformed value-oriented stocks during the annual period, and the Fund leans more toward the growth end of the spectrum. Also, the Fund invests primarily in higher quality, more consistent, less volatile stocks. This strategy proved particularly effective in the second half of 2015 when lower quality, more speculative issues performed worst.
Which equity market sectors most significantly affected Fund performance?
Having an underweighted allocation to energy, which was the weakest performing sector in the S&P 500® Index during the annual period, helped relative results most. Having an underweighted exposure to financials, which also lagged the S&P 500® Index during the annual period, further boosted the Fund’s performance. Stock selection proved most effective in the financials and information technology sectors. In information technology, the Fund benefited from holding positions in application software providers Ultimate Software Group and Salesforce.com and specialty consumer finance company Fiserv, which each saw double-digit share price gains during the annual period.
Partially offsetting these positive contributors was stock selection in the consumer discretionary sector, which detracted. The Fund’s relative results were hampered by not owning e-commerce retailer Amazon.com, whose share price more than doubled in the year, and to a lesser extent, by not owning home improvement retailer Home Depot, whose shares saw strong double-digit gains during the annual period. As mentioned earlier, the Fund generally does not invest in mega-cap stocks such as these. Having an overweighted allocation to industrials, which underperformed the S&P 500® Index during the annual period, also hurt.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were lighting and control systems producer Acuity Brands in the industrials sector, packaged food producer Hormel Foods in the consumer staples sector and the previously mentioned Ultimate Software Group. Each of these company’s stocks were boosted during the annual period by strong quarterly operating results.
Which stocks detracted significantly from the Fund’s performance during the annual period?
As mentioned earlier, not owning Amazon.com, whose stock more than doubled during the annual period, detracted significantly. Also, not holding positions in Alphabet (parent of Google), Microsoft or General Electric, which each saw their shares gain substantially during the annual period, dampened the Fund’s relative results. None of the Fund’s holdings cost the Fund as much individually as did not holding these four positions.

VALUE LINE PREMIER GROWTH FUND, INC.

Manager Discussion (continued) (unaudited)
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established new Fund positions in integrated pharmacy health care provider CVS Health, life science equipment developer Illumina and aerospace and defense company Northrop Grumman, in each case based on strong recent operating results and the companies’ long-term records of consistently good growth.
Among the largest eliminations from the Fund’s portfolio was a position in Sigma-Aldrich, a specialty chemicals company, due to its acquisition by Germany’s Merck. We also sold the Fund’s positions in flow control equipment manufacturer Parker-Hannifin, supplemental insurance company AFLAC and aircraft and parts provider United Technologies. In each case, the exiting of the position from the Fund’s portfolio was due to weaker than expected operating results and diminished long-term growth records.
Were there any notable changes in the Fund’s weightings during the 12-month period?
Based on purchases and sales and individual stock appreciation and depreciation, the Fund’s allocation to the consumer discretionary sector shifted from a slightly underweighted one at the start of 2015 to a more significantly underweighted position at the end of the annual period. There were no other material changes in the Fund’s sector weightings during the 12-month period ended December 31, 2015.
How was the Fund positioned relative to its benchmark index at the end of December 2015?
As of December 31, 2015, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy, information technology and consumer discretionary sectors and was rather neutrally weighted relative to the Index in the consumer staples, health care, utilities and telecommunication services sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at December 31, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Roper Technologies, Inc.	39,000	$7,401,810	2.2%
Waste Connections, Inc.	115,800	6,521,856	2.0%
Alexion Pharmaceuticals, Inc.	33,800	6,447,350	2.0%
Ultimate Software Group, Inc. (The)	32,500	6,354,075	1.9%
Fiserv, Inc.	68,400	6,255,864	1.9%
Henry Schein, Inc.	38,800	6,137,772	1.9%
Mettler-Toledo International, Inc.	17,700	6,002,601	1.8%
MasterCard, Inc.	61,000	5,938,960	1.8%
Acuity Brands, Inc.	25,300	5,915,140	1.8%
Salesforce.com, Inc.	75,000	5,880,000	1.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at December 31, 2015 (unaudited) (continued)

The following graph compares the performance of the Value Line Premier Growth Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Premier Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Premier Growth Fund, Inc. and the S&P 500® Index*

Performance Data: **
Average Annual Total Return
1 year ended 12/31/15	0.25%
5 years ended 12/31/15	10.79%
10 years ended 12/31/15	7.73%
*
The Standard and Poor’s 500® Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Premier Growth Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (99.7%)
	CONSUMER DISCRETIONARY (7.9%)
7,400	AutoZone, Inc.*	$5,490,134
2,700	Buffalo Wild Wings, Inc.*	431,055
16,200	Domino’s Pizza, Inc.	1,802,250
112,000	LKQ Corp.*	3,318,560
22,600	O’Reilly Automotive, Inc.*	5,727,292
80,600	TJX Companies, Inc. (The)	5,715,346
48,800	VF Corp.	3,037,800
33,600	Wolverine World Wide, Inc.	561,456
		26,083,893
	CONSUMER STAPLES (10.2%)
81,000	BRF S.A. ADR(1)	1,119,420
21,300	Brown-Forman Corp. Class B	2,114,664
67,400	Church & Dwight Co., Inc.	5,720,912
13,100	Coca-Cola Femsa, S.A.B. de C.V. ADR(1)	927,611
23,000	Costco Wholesale Corp.	3,714,500
42,000	CVS Health Corp.	4,106,340
19,800	Edgewell Personal Care Co.	1,551,726
19,400	Energizer Holdings, Inc.	660,764
71,012	Flowers Foods, Inc.	1,526,048
20,000	Fomento Economico Mexicano S.A.B. de C.V. ADR	1,847,000
64,000	General Mills, Inc.	3,690,240
55,000	Hormel Foods Corp.	4,349,400
4,000	McCormick & Co., Inc.	342,240
44,000	Reynolds American, Inc.	2,030,600
		33,701,465
	ENERGY (2.8%)
2,600	CNOOC Ltd. ADR(1)	271,388
14,600	Core Laboratories N.V.(1)	1,587,604
24,000	Enbridge, Inc.	796,560
41,873	EQT Corp.	2,182,840
51,400	Noble Energy, Inc.	1,692,602
12,000	Oceaneering International, Inc.	450,240
32,000	ONEOK, Inc.	789,120
5,346	Pioneer Natural Resources Co.	670,281
26,000	TransCanada Corp.(1)	847,340
		9,287,975
Shares		Value
	FINANCIALS (7.0%)
8,000	ACE Ltd.	$934,800
9,000	Affiliated Managers Group, Inc.*	1,437,840
3,000	Alleghany Corp.*	1,433,790
36,000	American Tower Corp. REIT	3,490,200
45,000	Arch Capital Group Ltd.*	3,138,750
23,200	Equity Lifestyle Properties, Inc. REIT	1,546,744
14,153	Essex Property Trust, Inc. REIT	3,388,370
75,500	HDFC Bank Ltd. ADR	4,650,800
18,600	M&T Bank Corp.	2,253,948
22,000	PRA Group, Inc.*(1)	763,180
		23,038,422
	HEALTH CARE (16.2%)
33,800	Alexion Pharmaceuticals, Inc.*	6,447,350
6,334	Allergan PLC*	1,979,375
7,000	Anthem, Inc.	976,080
22,600	C.R. Bard, Inc.	4,281,344
40,000	Cerner Corp.*	2,406,800
13,000	DENTSPLY International, Inc.	791,050
46,000	Express Scripts Holding Co.*	4,020,860
38,800	Henry Schein, Inc.*	6,137,772
57,400	IDEXX Laboratories, Inc.*	4,185,608
23,000	Illumina, Inc.*	4,414,735
22,000	McKesson Corp.	4,339,060
49,100	Mednax, Inc.*	3,518,506
17,700	Mettler-Toledo International, Inc.*	6,002,601
54,000	Novo Nordisk A/S ADR(1)	3,136,320
8,000	Universal Health Services, Inc. Class B	955,920
		53,593,381
	INDUSTRIALS (29.0%)
25,300	Acuity Brands, Inc.	5,915,140
103,750	AMETEK, Inc.	5,559,962
39,200	AZZ, Inc.	2,178,344
63,800	Canadian National Railway Co.(1)	3,565,144
74,600	CLARCOR, Inc.	3,706,128
61,000	Danaher Corp.	5,665,680
26,000	EnerSys	1,454,180
14,800	Equifax, Inc.	1,648,276
9,800	Esterline Technologies Corp.*	793,800
Shares		Value
	INDUSTRIALS (29.0%) (continued)
20,000	General Dynamics Corp.	$2,747,200
30,762	HEICO Corp.	1,672,222
31,850	IDEX Corp.	2,440,029
18,600	IHS, Inc. Class A*	2,202,798
17,800	ITT Corp.	646,496
33,000	J.B. Hunt Transport Services, Inc.	2,420,880
26,000	Kansas City Southern	1,941,420
33,000	Kirby Corp.*	1,736,460
11,119	Lincoln Electric Holdings, Inc.	576,965
12,000	Northrop Grumman Corp.	2,265,720
38,500	Republic Services, Inc.	1,693,615
123,900	Rollins, Inc.	3,209,010
39,000	Roper Technologies, Inc.	7,401,810
50,700	Rush Enterprises, Inc. Class A*	1,109,823
28,500	Snap-on, Inc.	4,885,755
37,600	Stericycle, Inc.*	4,534,560
50,200	Teledyne Technologies, Inc.*	4,452,740
79,300	Toro Co. (The)	5,794,451
40,000	Union Pacific Corp.	3,128,000
53,200	Wabtec Corp.	3,783,584
115,800	Waste Connections, Inc.	6,521,856
		95,652,048
	INFORMATION TECHNOLOGY (16.8%)
47,000	Accenture PLC Class A	4,911,500
21,000	Alliance Data Systems Corp.*	5,807,970
78,400	Amphenol Corp. Class A	4,094,832
5,700	Anixter International, Inc.*	344,223
61,600	ANSYS, Inc.*	5,698,000
17,000	Automatic Data Processing, Inc.	1,440,240
39,000	Cognizant Technology Solutions Corp. Class A*	2,340,780
68,400	Fiserv, Inc.*	6,255,864
28,400	Intuit, Inc.	2,740,600
61,000	MasterCard, Inc. Class A	5,938,960
75,000	Salesforce.com, Inc.*	5,880,000
51,000	Trimble Navigation Ltd.*	1,093,950
32,500	Ultimate Software Group, Inc. (The)*	6,354,075
27,600	WEX, Inc.*	2,439,840
		55,340,834

See Notes to Financial Statements.

Schedule of Investments (continued) December 31, 2015

Shares		Value
COMMON STOCKS (99.7%) (continued)
	MATERIALS (8.0%)
15,000	Air Products & Chemicals, Inc.	$1,951,650
23,500	Airgas, Inc.	3,250,520
23,700	AptarGroup, Inc.	1,721,805
36,400	Ball Corp.	2,647,372
45,000	Crown Holdings, Inc.*	2,281,500
48,400	Ecolab, Inc.	5,535,992
40,000	FMC Corp.	1,565,200
600	NewMarket Corp.	228,438
23,000	Praxair, Inc.	2,355,200
20,200	Scotts Miracle-Gro Co. (The) Class A	1,303,102
43,200	Valspar Corp. (The)	3,583,440
		26,424,219
	TELECOMMUNICATION SERVICES (1.3%)
40,000	SBA Communications Corp. Class A*	4,202,800
Shares		Value
	UTILITIES (0.5%)
45,000	ITC Holdings Corp.	$1,766,250
TOTAL COMMON STOCKS (Cost $170,792,757) (99.7%)		329,091,287
SHORT-TERM INVESTMENT (3.0%)
	MONEY MARKET FUND (3.0%)
10,019,593	State Street Navigator Securities Lending Prime Portfolio(2)	10,019,593
TOTAL SHORT-TERM INVESTMENTS (Cost $10,019,593) (3.0%)		10,019,593
TOTAL INVESTMENT SECURITIES (102.7%) (Cost $180,812,350)		$339,110,880
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.7%)		(8,985,418)
NET ASSETS (100%)		$330,125,462
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($330,125,462 ÷ 11,409,229 shares outstanding)		$28.93
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2015, the market value of the securities on loan was $9,748,071.

(2)
Securities with an aggregate market value of  $9,748,071 were out on loan in exchange for $10,019,593 of cash collateral as of December 31, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$329,091,287	$—	$—	$329,091,287
Short-Term Investment	10,019,593	—	—	10,019,593
Total Investments in Securities	$339,110,880	$—	$—	$339,110,880
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary investment objective.
To achieve the Fund’s investment objectives EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 30 to 50 companies. The Adviser generally invests at least 80% of the Fund’s assets in common stocks and other equity securities of mid-sized companies. The Fund considers companies to be mid-sized if they have market capitalizations within the range of issuers represented in the S&P MidCap 400 Index at the time of purchase. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Manager Discussion of Fund Performance
Effective April 1, 2015, The Value Line Fund, Inc. was renamed the Value Line Mid Cap Focused Fund. Below, The Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2015.
How did the Fund perform during the annual period?
The Fund generated a total return of 2.95% during the 12 months ended December 31, 2015. This compares to the 1.38% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund outpaced the S&P 500® Index during the 12-month reporting period due primarily to effective stock selection. Sector allocation decisions overall also contributed positively, albeit more modestly.
It was a very narrow market, where the gain in the S&P 500® Index came mainly from just a few of the largest-cap stocks. This handicapped the Fund since its average cap weighting is much less than that of the benchmark. Indeed, less than half of the Fund’s holdings are large-cap stocks and very few, if any, would be considered mega-cap stocks; rather mid-cap stocks, which lagged during the annual period, dominate the holdings.
On the plus side, growth-oriented stocks outperformed value-oriented stocks during the annual period, and the Fund leans more toward the growth end of the spectrum. Also, the Fund invests primarily in higher quality, more consistent, less volatile stocks. This strategy proved particularly effective in the second half of 2015 when lower quality, more speculative issues performed worst.
Further, the Fund’s new focused strategy, implemented in late 2014 — what we like to call our “Best Ideas” approach — proved particularly effective. While stock selection was the primary positive contributor to the Fund’s results, performance also benefited from opportunistic timing of buys and sells. The Fund ended the annual period with 44 holdings, down from 49 at the start of 2015 and down from well more than 100 at the start of 2014.
Which equity market sectors most significantly affected Fund performance?
Stock selection in consumer staples and materials contributed most positively to the Fund’s performance during the annual period. Having a significantly underweighted allocation to the energy sector, which posted the weakest returns in the S&P 500® Index during 2015, and having an overweighted exposure to the strongly performing consumer staples sector, also helped. In consumer staples, a position in packaged food producer Hormel Foods was an especially strong performer. In materials, specialty gas and related equipment distributor Airgas was an outstanding performer, as its shares rose substantially on its receipt of a takeover offer.
Partially offsetting these positive contributors was both being significantly underweight and having weak stock selection in the strongly performing consumer discretionary sector. In particular, the Fund’s relative results were hampered by not owning e-commerce retailer Amazon.com, whose share price more than doubled in the year.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were packaged food producer Hormel Foods in the consumer staples sector, convenience store operator Casey’s General Stores in the consumer staples sector and application software provider Ultimate Software Group in the information technology sector. Each of these company’s stocks were boosted during the annual period by strong quarterly operating results.

VALUE LINE MID CAP FOCUSED FUND, INC.
(continued)

Manager Discussion (continued) (unaudited)
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the Fund was hurt by its position in railroad Kansas City Southern, whose shares fell based on weaker than expected quarterly operating results. Also, as mentioned earlier, not owning Amazon.com, whose stock more than doubled during the annual period, or Alphabet (parent of Google), which similarly saw its shares gain substantially, dampened the Fund’s relative results.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established new Fund positions in insurance company Arch Capital Group and aircraft components manufacturer TransDigm Group, each of which has produced strong and consistent operating results and stock performance in both the near term and long term.
Eliminations from the Fund’s portfolio during the annual period included pollution control equipment manufacturer Clarcor, flow control equipment manufacturer ITT and asset management company Affiliated Managers, each of which reported weaker than expected operating results and demonstrated diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the 12-month period?
There were no material changes in the Fund’s sector weightings during the 12-month period ended December 31, 2015.
How was the Fund positioned relative to its benchmark index at the end of December 2015?
As of December 31, 2015, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy and consumer discretionary sectors and was rather neutrally weighted relative to the Index in the information technology, health care and utilities sectors on the same date. On December 31, 2015, the Fund held no positions at all in the telecommunication services sector.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. We expect the number of holdings in the Fund to likely remain in the range of 40 to 45 stocks in 2016. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Hormel Foods Corp.	54,000	$4,270,320	3.6%
Casey’s General Stores, Inc.	33,600	4,047,120	3.4%
Fiserv, Inc.	43,400	3,969,364	3.3%
Ultimate Software Group, Inc. (The)	20,100	3,929,751	3.3%
Airgas, Inc.	27,000	3,734,640	3.1%
Snap-on, Inc.	21,400	3,668,602	3.1%
Henry Schein, Inc.	22,700	3,590,913	3.0%
Rollins, Inc.	137,400	3,558,660	3.0%
Roper Technologies, Inc.	18,500	3,511,115	2.9%
Waste Connections, Inc.	61,100	3,441,152	2.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2015 (unaudited) (continued)

The following graph compares the performance of the Value Line Mid Cap Focused Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Mid Cap Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Mid Cap Focused Fund, Inc. and the S&P 500® Index*

Performance Data: **
Average Annual Total Return
1 year ended 12/31/15	2.95%
5 years ended 12/31/15	11.99%
10 years ended 12/31/15	4.32%
*
The Standard and Poor’s 500® Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments	December 31, 2015

Shares		Value
COMMON STOCKS (99.6%)
	CONSUMER DISCRETIONARY (3.7%)
43,000	LKQ Corp.*	$1,274,090
44,000	TJX Companies, Inc. (The)	3,120,040
		4,394,130
	CONSUMER STAPLES (14.2%)
8,832	Boston Beer Co., Inc. (The) Class A*(1)	1,783,269
33,600	Casey’s General Stores, Inc.	4,047,120
38,000	Church & Dwight Co., Inc.	3,225,440
33,900	Flowers Foods, Inc.	728,511
54,000	Hormel Foods Corp.	4,270,320
24,100	J&J Snack Foods Corp.	2,811,747
		16,866,407
	ENERGY (2.2%)
22,400	Enbridge, Inc.	743,456
35,600	EQT Corp.	1,855,828
		2,599,284
	FINANCIALS (1.7%)
28,100	Arch Capital Group Ltd.*	1,959,975
	HEALTH CARE (13.9%)
16,200	C.R. Bard, Inc.	3,068,928
22,700	Henry Schein, Inc.*	3,590,913
42,400	IDEXX Laboratories, Inc.*	3,091,808
47,900	Mednax, Inc.*	3,432,514
9,900	Mettler-Toledo International, Inc.*	3,357,387
		16,541,550
	INDUSTRIALS (34.3%)
56,750	AMETEK, Inc.	3,041,233
Shares		Value
	INDUSTRIALS (34.3%) (continued)
31,900	Carlisle Companies, Inc.	$2,829,211
26,700	Danaher Corp.	2,479,896
36,983	HEICO Corp.	2,010,396
22,200	Kansas City Southern	1,657,674
26,800	Middleby Corp. (The)*	2,890,916
137,400	Rollins, Inc.	3,558,660
18,500	Roper Technologies, Inc.	3,511,115
21,400	Snap-on, Inc.	3,668,602
23,300	Stericycle, Inc.*	2,809,980
31,000	Teledyne Technologies, Inc.*	2,749,700
41,800	Toro Co. (The)	3,054,326
9,800	TransDigm Group, Inc.*	2,238,810
11,400	Wabtec Corp.	810,768
61,100	Waste Connections, Inc.	3,441,152
		40,752,439
	INFORMATION TECHNOLOGY (18.4%)
10,300	Alliance Data Systems Corp.*	2,848,671
58,100	Amphenol Corp. Class A	3,034,563
36,200	ANSYS, Inc.*	3,348,500
43,400	Fiserv, Inc.*	3,969,364
39,300	Open Text Corp.	1,883,649
3,700	Tyler Technologies, Inc.*	644,984
20,100	Ultimate Software Group, Inc. (The)*	3,929,751
25,500	WEX, Inc.*	2,254,200
		21,913,682
	MATERIALS (11.2%)
27,000	Airgas, Inc.	3,734,640
34,600	Crown Holdings, Inc.*	1,754,220
26,000	Ecolab, Inc.	2,973,880
Shares		Value
	MATERIALS (11.2%) (continued)
39,100	Silgan Holdings, Inc.	$2,100,452
33,600	Valspar Corp. (The)	2,787,120
		13,350,312
TOTAL COMMON STOCKS (Cost $87,182,262) (99.6%)		118,377,779
SHORT-TERM INVESTMENTS (0.8%)
	MONEY MARKET FUNDS (0.8%)
698,569	State Street Institutional Liquid Reserves Fund	698,569
215,434	State Street Navigator Securities Lending Prime Portfolio(2)	215,434
TOTAL SHORT-TERM INVESTMENTS (Cost $914,003) (0.8%)		914,003
TOTAL INVESTMENT SECURITIES (100.4%) (Cost $88,096,265)		$119,291,782
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.4%)		(424,810)
NET ASSETS (100%)		$118,866,972
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($118,866,972 ÷ 7,929,159 shares outstanding)		$14.99
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2015, the market value of the securities on loan was $210,390.

(2)
Securities with an aggregate market value of  $210,390 were out on loan in exchange for $215,434 of cash collateral as of December 31, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$118,377,779	$—	$—	$118,377,779
Short-Term Investments	914,003	—	—	914,003
Total Investments in Securities	$119,291,782	$—	$—	$119,291,782
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE INCOME AND GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is income, as high and dependable as is consistent with reasonable risk, and capital growth to increase total return.
To achieve the Fund’s goals, EULAV Asset Management (the “Adviser”) generally invests not less than 50% of the Fund’s net assets in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets are primarily invested in U.S. government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies (those with a market capitalization of more than $5 billion).
Manager Discussion of Fund Performance
Below, Value Line Income and Growth Fund, Inc. portfolio managers Cindy Starke, Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2015.
How did the Fund perform during the annual period?
The Fund generated a total return of  -0.86% during the 12 months ended December 31, 2015. This compares to the 1.05% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the Barclays Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund was hurt by stock selection in equities, which more than offset the benefit of stronger security selection in fixed income and convertibles. Asset allocation overall had a positive, albeit modest, impact on relative results during the annual period. The Fund remained overweighted equities and underweighted fixed income. However, with U.S. equities, as measured by the S&P 500® Index, up 1.38% during the annual period, and bonds, as measured by the Barclays Index, posting a return of 0.55%, the impact of asset allocation was muted.
Which equity market sectors most significantly affected Fund performance?
Stock selection in the consumer discretionary, consumer staples and health care sectors detracted most from the Fund’s results. Having an underweighted allocation to consumer staples, which outpaced the S&P 500® Index during the annual period, also hurt. These detractors were partially offset by the positive contributions of stock selection in the industrials sector and of having an underweighted allocation to energy, which was the worst performing sector in the S&P 500® Index during the annual period. Having an overweighted exposure to consumer discretionary, the strongest performing sector in the S&P 500® Index during the annual period, also helped.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the Fund’s performance were Macy’s, Intercept Pharmaceuticals and Blackstone Group. Macy’s, a leading U.S.-based retailer best known for its Macy’s and Bloomingdale’s stores, saw greater than expected weakness in its same-store sales, driven by a combination of unseasonably warm weather and slower traffic. Its shares also came under pressure late in 2015 when its management announced it was not pursuing the formation of a real estate investment trust. Shares of Intercept Pharmaceuticals, a biopharmaceuticals company focused on treating chronic liver and intestinal diseases, declined after the Food and Drug Administration (FDA) requested additional information and pushed out its review until May 2016 for the company’s leading candidate, obeticholic acid, for primary biliary cirrhosis. Asset manager Blackstone Group saw a decline in its shares due in part to weakness in credit markets.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the Fund’s relative results were interactive entertainment software developer Activision Blizzard, ski mountain resort operator Vail Resorts and specialty coffee retailer Starbucks. Shares of Activision Blizzard rose due to better than expected sales and earnings growth, driven by strength in both its catalogue and digital games. We believe the company’s pending $5.9 billion acquisition of King Digital, a leading mobile game company, which gives Activision Blizzard access to King Digital’s large network of more than 470 million monthly gamers, is an astute move, as it will diversify Activision Blizzard’s business and should accelerate its longer-term sales and earnings growth. Shares of Vail Resorts rose substantially on strong operating results and a favorable view of business trends, including rising season pass sales, coming into the 2015-16 ski season. Starbucks’ shares enjoyed double-digit gains driven by good execution as evidenced by stronger than expected U.S. and global year over year same-store sales and higher profits.

Did the equity portion of the Fund make any significant purchases or sales?
We sought to take advantage of the volatility in the equity markets, especially that seen in late August 2015, by establishing positions in two secular large-cap growth companies and market leaders — Amazon.com and Netflix. Amazon.com, the leader in the fast growing U.S. e-commerce market with a 30% market share, is well positioned, in our view, for continued growth and dominance in its businesses, especially given its loyal prime members. E-commerce still just has an approximately 7% market share of total retail sales, a figure that we believe will continue to trend higher in the coming years. Further, we believe Amazon.com will see high levels of growth in its profitable Amazon Web Services (AWS) cloud offerings. We established a Fund position in Netflix, the world’s leading Internet television network with more than 45 million subscribers in the U.S. and approximately 30 million members internationally. We believe Netflix has a virtually open-ended opportunity to target television subscribers from around the globe.
We eliminated the Fund’s position in Trimble Navigation after continued earnings disappointments and weakness in key end markets. Trimble Navigation is a supplier of a wide range of electronic devices and technology services for the construction, transportation, agribusiness and machinery industries. We sold the Fund’s positions in Whole Foods Market, as the company’s sales continued to struggle, and we felt competition in the organic foods market had intensified.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the annual period, we decreased weightings relative to the S&P 500® Index in the energy and industrials sectors. We completely eliminated the Fund’s exposure to the utilities sector. We increased the Fund’s relative positions in the consumer discretionary, information technology and health care sectors during the annual period.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2015?
As of December 31, 2015, the Fund was overweighted relative to the S&P 500® Index in the consumer discretionary, information technology and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the energy, industrials, consumer staples and financials sectors on the same date. The Fund had no exposure to the utilities, telecommunication services and materials sectors at the end of December 2015.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a positive, albeit modest, effect on its performance relative to the Barclays Index during the annual period. We kept the fixed income portion of the Fund’s duration short that of the Barclays Index by approximately ½ a year, which helped, as rates generally rose. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
On the positive side, despite the high yield corporate bond rout, several holdings offered significant incremental returns. The fixed income portion of the Fund owned primarily the highest quality high yield bonds, i.e. almost all BB-rated bonds, and had limited exposure overall. Indeed, even within the fixed income portion of the Fund’s energy exposure, our high quality bias mitigated the impact of the sector’s negative performance. It is worth noting that despite the overall high yield corporate bond sector declining approximately 4.5% during the annual period, the fixed income portion of the Fund saw an overall positive return from its high yield corporate bond holdings.
The fixed income portion of the Fund also had a modest overweight to taxable municipal bonds, which contributed positively to its relative results. Several holdings within this sector performed well, enjoying favor with investors as they had low correlation with the energy sector. Having an underweight to sovereign debt also added value, as sovereign debt significantly underperformed the Barclays Index during the annual period. Finally, issue selection overall contributed positively to the Fund’s relative results, especially in the investment grade and high yield corporate bond sectors. Having a bias to high quality securities and only a modest exposure to securities in the energy and metals and mining industries particularly helped.
An underweighted allocation to intermediate-term U.S. Treasuries hurt the fixed income portion of the Fund’s relative results, as this market segment was a top performer during the annual period. Also, having an overweight to BBB-rated corporate bonds detracted from performance, as this quality tier significantly underperformed higher quality corporate bonds during the annual period.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
During the annual period, we increased our high quality bias within the fixed income portion of the Fund by reducing exposure to high yield corporate bonds and increasing exposure to higher quality investment grade bonds, most notably A-rated bonds. Within the fixed income portion of the Fund’s high yield corporate bond exposure, we particularly reduced exposure to energy-related securities based on our concerns about slowing global economic growth and growing oil supply without increasing demand. We increased exposure to securitized debt, especially in the highly-rated asset-backed securities sector.

VALUE LINE INCOME AND GROWTH FUND, INC. (continued)

Manager Discussion (continued) (unaudited)
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2015?
At the end of December 2015, the fixed income portion of the Fund remained overweight relative to the Barclays Index in spread, or non-U.S. Treasury, sectors. The fixed income portion of the Fund was overweight the investment grade corporate bond sector. The fixed income portion of the Fund was also overweight taxable municipal bonds and the securitized sector overall. The fixed income portion of the Fund remained underweight relative to the Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At the end of December 2014, the Fund had a weighting of approximately 73% in stocks, 1% in bonds convertible into common stocks, 21% in fixed income securities and 5% in cash equivalents. Some changes were based on active management decisions. For example, during the first half of 2015, we sought to take advantage of pullback opportunities in the equity market to reduce the Fund’s cash balance and increase the Fund’s overall exposure to equities. During the second half of the annual period, we reduced the Fund’s equity exposure and increased fixed income and cash positions, as we felt we may see increased equity market volatility going forward given anticipated interest rate hikes by the Fed in 2016. At December 31, 2015, the Fund had a weighting of approximately 69% in stocks, 23% in fixed income securities and 8% in cash equivalents.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
With short-term interest rates and inflation still low and with the Fed endorsing a conservative path of interest rate increases, we believe there are many stocks that offer attractive dividend income and capital appreciation potential. Thus, we intend to continue to seek to build a diversified equity portfolio of high quality companies with good balance sheets and the ability to grow their sales and earnings in a low growth world. We also intend to continue to monitor closely the pace of U.S. and global economic growth, the job market and the inflation rate, as these factors, along with potential changes to the Fed’s stance on the economy and its path for raising interest rates, are likely to impact the Fund’s equity holdings. In the fixed income portion of the Fund, we intend to position for a gradual rise in rates. This includes an overweight to spread sectors, as U.S. Treasuries tend to underperform in a rising rate environment. We also intend to maintain our quality bias within the corporate bond sectors, as we believe the end of the credit cycle is approaching, with default rates likely to rise.

Value Line Income and Growth Fund, Inc.
Portfolio Highlights at December 31, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Celgene Corp.	80,000	$9,580,800	2.7%
Facebook, Inc.	87,000	9,105,420	2.6%
Allergan PLC	27,500	8,593,750	2.5%
Apple, Inc.	79,000	8,315,540	2.4%
JPMorgan Chase & Co.	122,000	8,055,660	2.3%
Gilead Sciences, Inc.	70,000	7,083,300	2.0%
Activision Blizzard, Inc.	172,000	6,658,120	1.9%
Starbucks Corp.	108,000	6,483,240	1.9%
Alphabet, Inc.	8,000	6,224,080	1.8%
Medivation, Inc.	120,000	5,800,800	1.7%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Income and Growth Fund, Inc.
Portfolio Highlights at December 31, 2015 (unaudited) (continued)

The following graph compares the performance of the Value Line Income and Growth Fund, Inc. to that of the 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index, (the “Index”). The Value Line Income and Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Income and Growth Fund, Inc. and the 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index*

Performance Data: **
Average Annual Total Return
Investor Class
1 year ended 12/31/15	-0.86%
5 years ended 12/31/15	7.52%
10 years ended 12/31/15	6.27%
Institutional Class
Since inception 11/1/15	-3.29%
*
The 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the Standard & Poor’s 500 Stock Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Barclays Capital Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Income and Growth Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (68.8%)
	CONSUMER DISCRETIONARY (16.8%)
5,500	Amazon.com, Inc.*	$3,717,395
38,000	Comcast Corp. Class A	2,144,340
80,000	Hanesbrands, Inc.	2,354,400
21,000	Harman International Industries, Inc.	1,978,410
31,000	Home Depot, Inc.	4,099,750
120,000	Lions Gate Entertainment Corp.(1)	3,886,800
95,000	Macy’s, Inc.	3,323,100
28,000	Netflix, Inc.*	3,202,640
1,900	Priceline Group, Inc. (The)*	2,422,405
108,000	Starbucks Corp.	6,483,240
83,000	Starwood Hotels & Resorts Worldwide, Inc.	5,750,240
63,000	Texas Roadhouse, Inc.	2,253,510
33,000	Tiffany & Co.	2,517,570
34,000	TJX Companies, Inc. (The)	2,410,940
78,000	Toll Brothers, Inc.*	2,597,400
106,000	Urban Outfitters, Inc.*	2,411,500
38,000	Vail Resorts, Inc.	4,863,620
24,000	Walt Disney Co. (The)	2,521,920
		58,939,180
	CONSUMER STAPLES (2.7%)
40,000	CVS Health Corp.	3,910,800
37,000	Estee Lauder Companies, Inc. (The) Class A	3,258,220
30,000	Mead Johnson Nutrition Co.	2,368,500
		9,537,520
	ENERGY (1.1%)
25,000	Exxon Mobil Corp.	1,948,750
27,000	Schlumberger Ltd.	1,883,250
		3,832,000
	FINANCIALS (9.2%)
24,000	American Tower Corp. REIT	2,326,800
255,000	Bank of America Corp.	4,291,650
11,500	BlackRock, Inc.	3,915,980
170,000	Blackstone Group L.P. (The)	4,970,800
135,000	Charles Schwab Corp. (The)	4,445,550
36,000	Discover Financial Services	1,930,320
122,000	JPMorgan Chase & Co.	8,055,660
38,000	Lamar Advertising Co. REIT Class A	2,279,240
		32,216,000
Shares		Value
	HEALTH CARE (17.8%)
41,000	AbbVie, Inc.	$2,428,840
27,500	Allergan PLC*	8,593,750
16,500	Biogen, Inc.*	5,054,775
21,000	BioMarin Pharmaceutical, Inc.*	2,199,960
80,000	Celgene Corp.*	9,580,800
45,000	Cerner Corp.*	2,707,650
45,000	Edwards Lifesciences Corp.*	3,554,100
70,000	Gilead Sciences, Inc.	7,083,300
15,000	Intercept Pharmaceuticals, Inc.*(1)	2,240,250
120,000	Medivation, Inc.*	5,800,800
66,000	Medtronic PLC	5,076,720
34,237	Teva Pharmaceutical Industries Ltd. ADR	2,247,317
45,000	Vertex Pharmaceuticals, Inc.*	5,662,350
		62,230,612
	INDUSTRIALS (2.7%)
48,000	American Airlines Group, Inc.	2,032,800
13,000	Boeing Co. (The)	1,879,670
62,000	Delta Air Lines, Inc.	3,142,780
79,000	General Electric Co.	2,460,850
		9,516,100
	INFORMATION TECHNOLOGY (18.5%)
172,000	Activision Blizzard, Inc.	6,658,120
65,000	Akamai Technologies, Inc.*	3,420,950
35,000	Alibaba Group Holding, Ltd. ADR*	2,844,450
4,000	Alphabet, Inc. Class C*	3,035,520
8,000	Alphabet, Inc. Class A*	6,224,080
79,000	Apple, Inc.	8,315,540
32,000	Avago Technologies Ltd.	4,644,800
11,000	Baidu, Inc. ADR*	2,079,440
90,000	Cisco Systems, Inc.	2,443,950
41,000	Cognizant Technology Solutions Corp. Class A*	2,460,820
87,000	Facebook, Inc. Class A*	9,105,420
80,000	GrubHub, Inc.*(1)	1,936,000
40,000	IAC/InterActiveCorp	2,402,000
110,000	PayPal Holdings, Inc.*	3,982,000
68,000	Visa, Inc. Class A	5,273,400
		64,826,490
TOTAL COMMON STOCKS (Cost $210,324,692) (68.8%)		241,097,902
Principal Amount		Value
ASSET-BACKED SECURITIES (1.0%)
218,000	Ally Auto Receivables Trust, Series 2015-SN1, Class A3, 1.21%, 12/20/17	$217,058
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 1.92%, 9/20/19(2)	99,250
500,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.46%, 7/20/20(2)	501,583
130,000	Capital Auto Receivables Asset Trust, Series 2014-3, Class A3, 1.48%, 11/20/18	129,659
250,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	248,759
125,000	Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A3, 1.27%, 5/15/19(2)	124,629
100,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	100,234
600,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	612,686
300,000	Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10%, 11/15/17	299,080
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/ 25(2)	252,017
150,000	Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A, 1.92%, 1/15/19	150,720
300,000	Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.36%, 8/17/20	298,517
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	100,268
100,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	99,566

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
ASSET-BACKED SECURITIES (1.0%) (continued)
$250,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	$248,483
TOTAL ASSET-BACKED SECURITIES (Cost $3,512,826) (1.0%)		3,482,509
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.2%)
107,167	Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.83%, 5/10/45(3)	107,308
291,061	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.69%, 6/11/50(3)	303,568
247,519	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	250,833
337,582	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	345,103
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	499,813
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.56%, 8/25/45(2)(3)	202,244
80,095	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.42%, 12/25/45(2)(3)	82,273
120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.16%, 4/25/46(2)(3)	119,305
212,410	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	206,006
250,000	GNMA, Series 2013-12, Class B, 2.19%, 11/16/52(3)	241,022
250,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	255,829
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.2%) (continued)
$170,697	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(3)	$178,500
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A2, 3.00%, 10/15/46	102,102
200,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	204,078
164,977	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.27%, 4/25/45(3)	164,816
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	245,309
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	386,408
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	201,485
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,253,110) (1.2%)		4,096,002
CORPORATE BONDS & NOTES (9.2%)
	BASIC MATERIALS (0.3%)
100,000	ArcelorMittal, Senior Unsecured Notes, 5.50%, 2/25/17	96,590
150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	147,750
250,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23(1)	249,216
150,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	151,602
Principal Amount		Value
	BASIC MATERIALS (0.3%) (continued)
$375,000	PPG Industries, Inc., Senior Unsecured Notes, 3.60%, 11/15/20	$385,115
150,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19(1)	151,125
		1,181,398
	COMMUNICATIONS (0.7%)
100,000	Amazon.com, Inc., Senior Unsecured Notes, 3.30%, 12/5/21(1)	102,895
150,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	157,931
150,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	148,695
250,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	243,126
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	186,687
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	251,581
200,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	193,030
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	256,875
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	195,105
150,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	155,924
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	274,758
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	254,212
156,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	157,217
		2,578,036

See Notes to Financial Statements.

December 31, 2015

Principal Amount		Value
CORPORATE BONDS & NOTES (9.2%) (continued)
	CONSUMER, CYCLICAL (1.2%)
$100,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20	$109,000
250,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19	282,709
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20(1)	150,855
500,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	498,806
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.40%, 4/10/18	248,773
300,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	297,315
150,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 6.50%, 3/1/21	157,688
99,000	Kia Motors Corp., Senior Unsecured Notes, 3.63%, 6/14/16(2)	99,811
150,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21(1)	166,125
500,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 2.13%, 4/15/16	501,193
100,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25(1)	101,805
150,000	NIKE, Inc., Senior Unsecured Notes, 3.88%, 11/1/45	144,750
100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	99,629
200,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44	206,715
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	153,750
100,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	98,250
Principal Amount		Value
	CONSUMER, CYCLICAL (1.2%) (continued)
$250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	$243,245
500,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 5.38%, 3/15/22(1)	475,115
		4,035,534
	CONSUMER, NON-CYCLICAL (1.2%)
150,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	146,620
255,000	Actavis Funding SCS, Guaranteed Notes, 2.35%, 3/12/18	255,266
150,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	145,229
250,000	Amgen, Inc., Senior Unsecured Notes, 2.13%, 5/15/17	251,525
150,000	Amgen, Inc., Senior Unsecured Notes, 3.88%, 11/15/21(1)	156,281
250,000	Celgene Corp., Senior Unsecured Notes, 2.30%, 8/15/18	251,741
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	250,625
350,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	354,061
200,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	200,134
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	197,500
150,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45(1)	146,034
250,000	Kroger Co. (The), Senior Unsecured Notes, 3.40%, 4/15/22	253,270
250,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	261,904
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	152,625
250,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	247,904
Principal Amount		Value
	CONSUMER, NON-CYCLICAL (1.2%) (continued)
$100,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	$99,823
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	96,612
150,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	160,125
250,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	253,429
200,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	202,774
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	101,496
200,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(2)	200,324
		4,385,302
	ENERGY (0.5%)
250,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	262,156
150,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	134,985
150,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 9.00%, 4/15/19	165,038
500,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	399,743
125,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(1)	100,606
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45(1)	145,498
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	205,759
250,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24(1)	242,169

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (9.2%) (continued)
	ENERGY (0.5%) (continued)
$100,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	$100,542
		1,756,496
	FINANCIAL (4.1%)
200,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	197,372
200,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	204,500
150,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	153,563
250,000	American Express Co., Senior Unsecured Notes, 0.97%, 5/22/18(3)	248,452
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22(1)	269,985
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(2)	250,888
300,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25(1)	296,221
100,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(1)	99,571
250,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	257,812
100,000	Bank of America Corp. MTN, Subordinated Notes, 4.20%, 8/26/24	99,218
300,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	322,592
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(2)	305,217
250,000	Bank of New York Mellon Corp. (The) MTN, Senior Unsecured Notes, 2.45%, 11/27/20	248,899
Principal Amount		Value
	FINANCIAL (4.1%) (continued)
$250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	$266,605
290,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	320,652
250,000	Boston Properties L.P., Senior Unsecured Notes, 3.13%,9 /1/23	243,404
250,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	252,118
250,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	251,618
250,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 5/15/17(1)	257,500
200,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	208,035
150,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	149,325
350,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22(1)	354,278
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(1)(2)	250,613
100,000	Deutsche Bank AG, Senior Unsecured Notes, 1.40%, 2/13/17	99,435
200,000	Deutsche Bank AG, Senior Unsecured Notes, 1.88%, 2/13/18	198,299
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	107,980
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	246,440
250,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	254,592
300,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	299,667
Principal Amount		Value
	FINANCIAL (4.1%) (continued)
$300,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16	$309,402
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	116,894
150,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	147,638
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	268,358
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	262,442
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(2)	274,062
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 4.50%, 1/24/22	539,303
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	254,643
250,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25(1)	250,821
200,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17(2)	206,851
200,000	Mizuho Bank Ltd., Guaranteed Notes, 2.15%, 10/20/18(2)	199,219
500,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17	517,909
250,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	265,313
250,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19(1)	251,349
300,000	PNC Funding Corp., Guaranteed Notes, 3.30%, 3/8/22(1)	307,148
250,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19	252,614

See Notes to Financial Statements.

December 31, 2015

Principal Amount		Value
CORPORATE BONDS & NOTES (9.2%) (continued)
	FINANCIAL (4.1%) (continued)
$500,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	$496,466
150,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	149,372
250,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	245,267
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	280,557
300,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	298,064
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	149,792
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	99,891
150,000	UBS AG MTN, Senior Unsecured Notes, 2.35%, 3/26/20	149,824
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24(1)	254,048
500,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22(1)	515,175
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	172,284
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	117,871
250,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21(1)	278,586
		14,346,014
	INDUSTRIAL (0.5%)
200,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	204,500
150,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45	135,949
Principal Amount		Value
	INDUSTRIAL (0.5%) (continued)
$254,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16	$261,615
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	242,972
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	245,120
500,000	Union Pacific Corp., Senior Unsecured Notes, 4.00%, 2/1/21	534,332
		1,624,488
	TECHNOLOGY (0.3%)
50,000	Altera Corp., Senior Unsecured Notes, 1.75%, 5/15/17	50,194
150,000	Analog Devices, Inc., Senior Unsecured Notes, 3.90%, 12/15/25(1)	151,434
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	124,101
200,000	Intel Corp., Senior Unsecured Notes, 3.30%, 10/1/21	207,164
100,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42(1)	96,398
175,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	180,464
200,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25	191,832
		1,001,587
	UTILITIES (0.4%)
150,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	151,842
100,000	Consumers Energy Co., 3.13%, 8/31/24	99,816
250,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	269,322
250,000	Florida Power & Light Co., 4.05%, 6/1/42	246,221
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	137,595
Principal Amount		Value
	UTILITIES (0.4%) (continued)
$250,000	South Carolina Electric & Gas Co., 4.35%, 2/1/42	$239,763
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	247,459
		1,392,018
TOTAL CORPORATE BONDS & NOTES (Cost $32,699,125) (9.2%)		32,300,873
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
250,000	International Bank for Reconstruction & Development, Senior Unsecured Notes, 0.50%, 4/15/16	250,166
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	272,500
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	263,000
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $766,219) (0.2%)		785,666
LONG-TERM MUNICIPAL SECURITIES (0.6%)
	CALIFORNIA (0.2%)
100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	100,717
200,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	258,108
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	91,930
250,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	250,432

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.6%) (continued)
	CALIFORNIA (0.2%) (continued)
$50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	$60,970
		762,157
	FLORIDA (0.0%)
75,000	Florida State Department of Environmental Protection Revenue, Build America Bonds, Revenue Bonds, Series B, 5.31%, 7/1/18	81,285
	NEW YORK (0.2%)
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	253,915
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	202,039
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	108,946
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	241,520
		806,420
	TEXAS (0.2%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	268,382
Principal Amount		Value
	TEXAS (0.2%) (continued)
$250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	$246,108
		514,490
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $2,164,179) (0.6%)		2,164,352
SHORT-TERM MUNICIPAL SECURITIES (0.1%)
250,000	Illinois State, General Obligation Unlimited, 4.96%, 3/1/16	251,452
125,000	Metropolitan Government of Nashville & Davidson County Tennessee Convention Center Authority, Build America Bonds, Revenue Bonds, Subser. B, 4.86%, 7/1/16	127,490
TOTAL SHORT-TERM MUNICIPAL SECURITIES (Cost $379,001) (0.1%)		378,942
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.1%)
500,000	FHLB, 1.13%, 3/10/17	501,329
250,000	FHLB, 3.13%, 12/8/17	258,809
175,000	FHLB, 2.75%, 6/8/18	180,923
250,000	FHLB, 1.63%, 2/27/19	250,466
415,000	FHLB, 4.13%, 12/13/19	451,145
1,000,000	FHLB, 3.25%, 6/9/23	1,063,501
355,984	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	351,543
65,752	FHLMC Gold PC Pool #A46044, 5.00%, 7/1/35	72,206
246,445	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	270,518
58,226	FHLMC Gold PC Pool #A89430, 4.50%, 10/1/39	62,810
165,676	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	175,181
255,635	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	263,915
68,980	FHLMC Gold Pool #A84814, 4.50%, 3/1/39	74,309
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.1%) (continued)
$444,636	FHLMC Gold Pool #A86830, 4.50%, 6/1/39	$479,616
66,840	FHLMC Gold Pool #A96997, 4.50%, 2/1/41	72,067
263,279	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	279,007
339,086	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	339,315
62,629	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	62,671
650,618	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	681,937
584,641	FHLMC Gold Pool #Q04096, 4.00%, 10/1/41	619,268
144,381	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	148,830
98,877	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	101,909
500,000	FNMA, 0.88%, 5/21/18	495,313
72,191	FNMA Pool #254733, 5.00%, 4/1/23	79,400
253,624	FNMA Pool #745275, 5.00%, 2/1/36	279,834
28,605	FNMA Pool #832199, 4.50%, 7/1/35	30,948
301,157	FNMA Pool #844809, 5.00%, 11/1/35	332,126
9,023	FNMA Pool #910242, 5.00%, 3/1/37	9,924
43,421	FNMA Pool #973333, 4.50%, 2/1/38	47,012
8,873	FNMA Pool #975116, 5.00%, 5/1/38	9,759
162,758	FNMA Pool #AA0466, 4.50%, 2/1/39	176,023
9,192	FNMA Pool #AB1259, 5.00%, 7/1/40	10,139
316,174	FNMA Pool #AB1796, 3.50%, 11/1/40	326,973
158,651	FNMA Pool #AB2660, 3.50%, 5/1/21	166,212
107,504	FNMA Pool #AB3218, 3.50%, 7/1/31	112,390
484,120	FNMA Pool #AB3900, 3.00%, 11/1/26	501,291
18,049	FNMA Pool #AB3943, 4.00%, 11/1/41	19,146

See Notes to Financial Statements.

December 31, 2015

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.1%) (continued)
$319,936	FNMA Pool #AB5231, 2.50%, 5/1/27	$325,087
180,441	FNMA Pool #AC5822, 4.50%, 5/1/40	195,309
257,633	FNMA Pool #AD7128, 4.50%, 7/1/40	278,568
169,149	FNMA Pool #AD8529, 4.50%, 8/1/40	183,066
676,286	FNMA Pool #AE9759, 4.00%, 12/1/40	717,486
171,483	FNMA Pool #AH2084, 4.00%, 12/1/40	181,852
151,723	FNMA Pool #AH3226, 5.00%, 2/1/41	167,535
270,504	FNMA Pool #AH4493, 4.50%, 2/1/41	292,760
440,054	FNMA Pool #AH6186, 4.00%, 2/1/41	466,888
242,588	FNMA Pool #AH8932, 4.50%, 4/1/41	262,571
175,362	FNMA Pool #AI1019, 4.50%, 5/1/41	189,784
656,062	FNMA Pool #AJ9278, 3.50%, 12/1/41	678,536
23,642	FNMA Pool #AK6513, 4.00%, 3/1/42	25,080
428,157	FNMA Pool #AL0160, 4.50%, 5/1/41	463,419
627,325	FNMA Pool #AL0657, 5.00%, 8/1/41	692,974
52,681	FNMA Pool #AL3192, 5.00%, 5/1/42	58,196
359,930	FNMA Pool #AQ1853, 3.00%, 11/1/42	361,026
246,524	FNMA Pool #AS0560, 4.50%, 9/1/43	266,384
390,238	FNMA Pool #AS0865, 2.50%, 10/1/28	395,398
143,851	FNMA Pool #AS1529, 3.00%, 1/1/29	148,412
167,612	FNMA Pool #AS4503, 3.00%, 2/1/30	172,812
289,086	FNMA Pool #AS4928, 3.50%, 5/1/45	298,477
64,587	FNMA Pool #AT8849, 4.00%, 6/1/43	68,405
191,986	FNMA Pool #AU1847, 3.00%, 9/1/43	192,365
201,680	FNMA Pool #AU3621, 3.00%, 7/1/43	202,124
343,290	FNMA Pool #AU5409, 3.00%, 8/1/43	343,588
199,250	FNMA Pool #AU6562, 3.50%, 12/1/43	205,743
88,746	FNMA Pool #AU7025, 3.00%, 11/1/43	88,921
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.1%) (continued)
$69,941	FNMA Pool #AX1138, 3.50%, 9/1/44	$72,213
418,133	FNMA Pool #AY2728, 2.50%, 2/1/30	421,922
33,591	FNMA Pool #MA0406, 4.50%, 5/1/30	36,486
112,986	FNMA Pool #MA0577, 3.50%, 11/1/20	118,371
352,849	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	348,775
243,749	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	237,993
250,000	FNMA Pool TBA, 3.00%, 1/1/46	250,002
500,000	FNMA Pool TBA, 4.50%, 1/1/46	539,938
104,362	GNMA I Pool #539285, 3.00%, 5/15/42	106,178
48,096	GNMA I Pool #744842, 3.00%, 5/15/42	48,758
191,278	GNMA II Pool #MA1520, 3.00%, 12/20/43	194,624
348,610	GNMA II Pool #MA1521, 3.50%, 12/20/43	364,159
668,843	GNMA II Pool #MA1839, 4.00%, 4/20/44	712,556
442,099	GNMA II Pool #MA1922, 5.00%, 5/20/44	483,932
82,501	GNMA II Pool #MA2445, 3.50%, 12/20/44	86,130
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,223,243) (6.1%)		21,302,568
U.S. TREASURY OBLIGATIONS (4.6%)
300,000	U.S. Treasury Bonds, 5.25%, 11/15/28	391,957
550,000	U.S. Treasury Bonds, 5.25%, 2/15/29	720,543
500,000	U.S. Treasury Bonds, 3.13%, 11/15/41	516,562
250,000	U.S. Treasury Bonds, 2.75%, 8/15/42	238,955
750,000	U.S. Treasury Bonds, 2.88%, 5/15/43	731,250
200,000	U.S. Treasury Bonds, 3.75%, 11/15/43	230,359
250,000	U.S. Treasury Bonds, 3.63%, 2/15/44	281,230
100,000	U.S. Treasury Bonds, 3.38%, 5/15/44	107,320
300,000	U.S. Treasury Bonds, 3.13%, 8/15/44	306,598
100,000	U.S. Treasury Bonds, 3.00%, 11/15/44	99,637
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (4.6%) (continued)
$600,000	U.S. Treasury Notes, 0.38%, 4/30/16	$599,930
300,000	U.S. Treasury Notes, 1.50%, 6/30/16	301,383
1,000,000	U.S. Treasury Notes, 0.38%, 10/31/16	996,914
600,000	U.S. Treasury Notes, 1.00%, 10/31/16	601,172
250,000	U.S. Treasury Notes, 0.50%, 11/30/16	249,336
100,000	U.S. Treasury Notes, 0.63%, 12/31/16	99,832
100,000	U.S. Treasury Notes, 0.63%, 5/31/17	99,559
250,000	U.S. Treasury Notes, 0.88%, 10/15/17	249,248
680,000	U.S. Treasury Notes, 0.75%, 12/31/17	675,405
350,000	U.S. Treasury Notes, 0.75%, 3/31/18	346,869
900,000	U.S. Treasury Notes, 1.38%, 9/30/18	902,812
1,000,000	U.S. Treasury Notes, 1.38%, 11/30/18	1,002,109
100,000	U.S. Treasury Notes, 1.38%, 2/28/19	99,934
450,000	U.S. Treasury Notes, 1.63%, 12/31/19	450,018
550,000	U.S. Treasury Notes, 3.63%, 2/15/20	593,227
250,000	U.S. Treasury Notes, 1.25%, 2/29/20	245,908
600,000	U.S. Treasury Notes, 1.38%, 3/31/20	592,617
250,000	U.S. Treasury Notes, 1.13%, 4/30/20	244,287
600,000	U.S. Treasury Notes, 1.38%, 4/30/20	592,242
350,000	U.S. Treasury Notes, 2.25%, 4/30/21	356,945
200,000	U.S. Treasury Notes, 1.88%, 11/30/21	199,172
450,000	U.S. Treasury Notes, 2.13%, 12/31/21	453,973
600,000	U.S. Treasury Notes, 1.75%, 3/31/22	590,765
50,000	U.S. Treasury Notes, 1.63%, 8/15/22	48,701
100,000	U.S. Treasury Notes, 2.00%, 11/30/22	99,453
150,000	U.S. Treasury Notes, 2.00%, 2/15/23	149,127
100,000	U.S. Treasury Notes, 2.50%, 8/15/23	102,598
200,000	U.S. Treasury Notes, 2.50%, 5/15/24	204,367
450,000	U.S. Treasury Notes, 2.38%, 8/15/24	454,693

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (4.6%) (continued)
$220,000	U.S. Treasury Notes, 2.25%, 11/15/24	$219,888
100,000	U.S. Treasury Notes, 2.00%, 2/15/25	97,754
300,000	U.S. Treasury Notes, 2.13%, 5/15/25	296,086
100,000	U.S. Treasury Notes, 2.25%, 11/15/25	99,777
TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,738,466) (4.6%)		15,940,512
Shares		Value
SHORT-TERM INVESTMENTS (10.1%)
	MONEY MARKET FUNDS (10.1%)
21,715,444	State Street Institutional Liquid Reserves Fund	21,715,444
13,550,306	State Street Navigator Securities Lending Prime Portfolio(4)	13,550,306
TOTAL SHORT-TERM INVESTMENTS (Cost $35,265,750) (10.1%)		35,265,750
Shares	Value
TOTAL INVESTMENT SECURITIES (101.9%) (Cost $326,326,611)	$356,815,076
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-1.9%)	(6,558,066)
NET ASSETS (100%)	$350,257,010
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2015, the market value of the securities on loan was $13,223,548.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)
Securities with an aggregate market value of  $13,223,548 were out on loan in exchange for $13,550,306 of cash collateral as of December 31, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.
ADR
American Depositary Receipt.

AGM
Assured Guaranty Municipal.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

TBA
To Be Announced.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$241,097,902	$—	$—	$241,097,902
Asset-Backed Securities	—	3,482,509	—	3,482,509
Commercial Mortgage-Backed Securities	—	4,096,002	—	4,096,002
Corporate Bonds & Notes*	—	32,300,873	—	32,300,873
Foreign Government Obligations	—	785,666	—	785,666
Long-Term Municipal Securities*	—	2,164,352	—	2,164,352
Short-Term Municipal Securities	—	378,942	—	378,942
U.S. Government Agency Obligations	—	21,302,568	—	21,302,568
U.S. Treasury Obligations	—	15,940,512	—	15,940,512
Short-Term Investments	35,265,750	—	—	35,265,750
Total Investments in Securities	$276,363,652	$80,451,424	$—	$356,815,076
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is to realize capital growth.
To achieve the Fund’s investment objective EULAV Asset Management (the “Adviser”) generally invests substantially all of the Fund’s assets in common stock. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 30 to 50 companies. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments usually, as measured by the number and total value of purchases, are selected from common stocks of larger companies by capitalization that are ranked 1, 2, or 3 by the Ranking System. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.
Manager Discussion of Fund Performance
Effective April 1, 2015, Value Line Larger Companies Fund, Inc. was renamed Value Line Larger Companies Focused Fund. Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2015.
How did the Fund perform during the annual period?
The Fund generated a total return of 9.88% during the 12 months ended December 31, 2015. This compares to the 1.38% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund outperformed the S&P 500® Index during the 12-month reporting period, attributable primarily to effective stock selection. The Fund’s focus on large-cap growth stocks particularly helped, as growth stocks, especially those with secular growth trends and supported by strong sales and earnings trajectories, outperformed value stocks during the reporting period. Also, while sector allocation as a whole had a rather neutral impact, an emphasis on faster growing sectors of the market, such as health care, information technology and consumer discretionary, boosted relative results, as these sectors were rewarded for their better than average earnings growth during the annual period. Also, the Fund held sizable positions in some of the top performing stocks in the S&P 500® Index, including Facebook, Activision Blizzard, Netflix, Alphabet (parent of Google), Amazon.com, Constellation Brands and Edwards Lifesciences.
Which equity market sectors most significantly affected Fund performance?
Effective stock selection in the information technology, consumer staples and consumer discretionary sectors contributed most positively to the Fund’s performance. Having an underweighted allocation to energy, which was the weakest sector in the S&P 500® Index during the annual period, and having an overweighted allocation to consumer discretionary, which was the strongest performing sector in the S&P 500® Index during the annual period, also helped.
Partially offsetting these positive contributors was stock selection in the materials sector, which detracted. Also detracting from relative results was not having any exposure to the telecommunication services sector, which outpaced the S&P 500® Index during the annual period.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were interactive entertainment software developer Activision Blizzard, specialty coffee retailer Starbucks and e-commerce retailing giant Amazon.com. Shares of Activision Blizzard rose due to better than expected sales and earnings growth, driven by strength in both its catalogue and digital games. We believe the company’s pending $5.9 billion acquisition of King Digital, a leading mobile game company, which gives Activision Blizzard access to King Digital’s large network of more than 470 million monthly gamers, is an astute move, as it will diversify Activision Blizzard’s business and should accelerate its longer-term sales and earnings growth. Starbucks’ shares enjoyed double-digit gains driven by good execution as evidenced by stronger than expected U.S. and global year over year same-store sales and higher profits. Amazon.com was one of the best performing stocks in the S&P 500® Index during the annual period, with its stock up by triple-digits, driven by both sales and profitability that was stronger than expected.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the Fund’s performance were Michael Kors Holdings, Micron Technology and Harley Davidson. Michael Kors Holdings, which is a designer and retailer of luxury handbags and apparel, lowered its sales and earnings guidance during the annual period, as its U.S. same-store sales were below expectations. Micron Technology is a semiconductor device manufacturer, whose products target a diverse range of end-markets, including networking, computing, automotive and mobility. Its shares declined on disappointing results, and we subsequently sold the

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.
(continued)

Manager Discussion (continued) (unaudited)
Fund’s position. Harley Davidson, a world leading motorcycle designer and manufacturer, was forced to cut its shipment guidance in 2015 on weaker than expected demand. Although we are fans of the Harley Davidson brand, the company’s missteps in 2015, coupled with weakening business fundamentals such as increased competition from Japanese manufacturers and a lack of visibility on the timing of when things might improve, prompted us to sell the Fund’s position in its shares.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established a Fund position in Netflix on a pullback in its share price and before it reported its first calendar quarter earnings in April 2015. Netflix is the world’s leading Internet television network with more than 45 million subscribers in the U.S. and approximately 30 million members internationally. We initiated a Fund position in investment services firm Charles Schwab. We believe that Charles Schwab is well positioned to grow its earnings in the coming years and stands to benefit from higher interest rates. We purchased shares of Vertex Pharmaceuticals, an innovative biotechnology firm with leading therapies for the treatment of cystic fibrosis. We established a Fund position in leading digital payment provider PayPal Holdings after it was spun out of eBay. We believe PayPal Holdings, with its more than 179 million active user accounts, is well positioned to be a winner in the fast growing mobile payments market and growing e-commerce market.
In addition to those sales already mentioned, we sold the Fund’s position in Schlumberger, a global provider of oil exploration and production services as we believed the continued drop in the price of oil and the potential of lower oil prices for a longer period was a risk to its share price. We exited the Fund’s positions in two health care companies, Pharmacyclics and Salix Pharmaceuticals, after these companies each received a buyout offer during the annual period. Pharmacyclics agreed to be acquired by AbbVie, and Salix Pharmaceuticals agreed to be acquired by Valeant Pharmaceuticals. We eliminated the Fund’s position in Trimble Navigation after continued earnings disappointments and weakness in key end markets. Trimble Navigation is a supplier of a wide range of electronic devices and technology services for the construction, transportation, agribusiness and machinery industries.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2015, we increased the Fund’s weightings relative to the S&P 500® Index in the health care and financials sectors and decreased the Fund’s relative weightings in the consumer discretionary and industrials sectors. We completely eliminated the Fund’s exposures to the energy and materials sectors. The Fund had minimal exposure to energy stocks through most of the annual period, and we eliminated the Fund’s last energy holding, Schlumberger, by the end of the third quarter of 2015. In materials, the Fund had held only one position, Monsanto, which we sold.
How was the Fund positioned relative to its benchmark index at the end of December 2015?
As of December 31, 2015, the Fund was overweighted relative to the S&P 500® Index in the health care, consumer discretionary and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the consumer staples, financials and industrials sectors on the same date. The Fund had no exposure to the utilities, telecommunication services, materials and energy sectors at the end of December 2015.
What is your tactical view and strategy for the months ahead?
Regardless of economic or market conditions, we intend to continue to look for and to emphasize leading larger-capitalization growth stocks that generally are ranked in the higher categories of 1, 2 or 3 in the Value Line Timeliness™ Ranking System. As of December 31, 2015, a majority of the Fund’s assets were in stocks that met these criteria. We intend to seek investments in a diversified but focused portfolio of high quality large-cap growth companies that we believe are well positioned to grow sales and earnings over the next few years, regardless of the pace of economic growth or the interest rate environment. As always, our goal is to generate solid returns through capital growth across market cycles.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Celgene Corp.	103,000	$12,335,280	5.3%
Alphabet, Inc.	15,800	12,292,558	5.3%
Facebook, Inc.	117,000	12,245,220	5.3%
Starbucks Corp.	172,000	10,325,160	4.4%
Allergan PLC	33,000	10,312,500	4.4%
Amazon.com, Inc.	14,500	9,800,405	4.2%
Activision Blizzard, Inc.	250,000	9,677,500	4.1%
Vertex Pharmaceuticals, Inc.	76,000	9,563,080	4.1%
Visa, Inc.	109,000	8,452,950	3.6%
Medivation, Inc.	173,000	8,362,820	3.6%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2015 (unaudited) (continued)

The following graph compares the performance of the Value Line Larger Companies Focused Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Larger Companies Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Larger Companies Focused Fund, Inc. and the S&P 500® Index*

Performance Data: **
Investor Class	Average Annual Total Return

1 year ended 12/31/15	9.88%
5 years ended 12/31/15	12.95%
10 years ended 12/31/15	6.98%
Institutional Class
Since inception 11/1/15	-0.73%
*
The Standard and Poor’s 500® Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments	December 31, 2015

Shares		Value
COMMON STOCKS (100.0%)
	CONSUMER DISCRETIONARY (21.0%)
14,500	Amazon.com, Inc.*	$9,800,405
60,000	Michael Kors Holdings, Ltd.*	2,403,600
55,000	Netflix, Inc.*	6,290,900
70,000	NIKE, Inc. Class B	4,375,000
4,000	Priceline Group, Inc. (The)*	5,099,800
172,000	Starbucks Corp.	10,325,160
17,000	Tesla Motors, Inc.*(1)	4,080,170
45,000	TJX Companies, Inc. (The)	3,190,950
150,000	Urban Outfitters, Inc.*	3,412,500
		48,978,485
	CONSUMER STAPLES (6.9%)
44,000	Constellation Brands, Inc. Class A	6,267,360
43,000	Estee Lauder Companies, Inc. (The) Class A	3,786,580
41,000	Monster Beverage Corp.*	6,107,360
		16,161,300
	FINANCIALS (5.8%)
11,000	BlackRock, Inc.	3,745,720
133,000	Blackstone Group L.P. (The)	3,888,920
180,000	Charles Schwab Corp. (The)	5,927,400
		13,562,040
	HEALTH CARE (30.3%)
33,000	Allergan PLC*	10,312,500
24,500	Biogen, Inc.*	7,505,575
Shares		Value
	HEALTH CARE (30.3%) (continued)
25,000	BioMarin Pharmaceutical, Inc.*	$2,619,000
103,000	Celgene Corp.*	12,335,280
70,000	Cerner Corp.*	4,211,900
64,000	Edwards Lifesciences Corp.*	5,054,720
40,000	Gilead Sciences, Inc.	4,047,600
14,000	Intercept Pharmaceuticals, Inc.*(1)	2,090,900
90,000	Medidata Solutions, Inc.*	4,436,100
173,000	Medivation, Inc.*	8,362,820
76,000	Vertex Pharmaceuticals, Inc.*	9,563,080
		70,539,475
	INDUSTRIALS (2.1%)
98,000	Delta Air Lines, Inc.	4,967,620
	INFORMATION TECHNOLOGY (33.9%)
250,000	Activision Blizzard, Inc.	9,677,500
65,000	Akamai Technologies, Inc.*	3,420,950
46,000	Alibaba Group Holding, Ltd. ADR*	3,738,420
15,800	Alphabet, Inc. Class A*	12,292,558
68,000	Apple, Inc.	7,157,680
18,000	Baidu, Inc. ADR *	3,402,720
75,000	Cognizant Technology Solutions Corp. Class A*	4,501,500
14,000	CoStar Group, Inc.*	2,893,660
117,000	Facebook, Inc. Class A*	12,245,220
Shares		Value
	INFORMATION TECHNOLOGY (33.9%) (continued)
85,000	Mobileye N.V.*(1)	$3,593,800
220,000	Pandora Media, Inc.*	2,950,200
130,000	PayPal Holdings, Inc.*	4,706,000
109,000	Visa, Inc. Class A	8,452,950
		79,033,158
TOTAL COMMON STOCKS (Cost $176,217,929) (100.0%)		233,242,078
SHORT-TERM INVESTMENT (2.5%)
	MONEY MARKET FUND (2.5%)
5,843,886	State Street Navigator Securities Lending Prime Portfolio(2)	5,843,886
TOTAL SHORT-TERM INVESTMENTS (Cost $5,843,886) (2.5%)		5,843,886
TOTAL INVESTMENT SECURITIES (102.5%) (Cost $182,061,815)		$239,085,964
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.5%)		(5,900,750)
NET ASSETS (100%)		$233,185,214
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2015, the market value of the securities on loan was $5,752,084.

(2)
Securities with an aggregate market value of  $5,752,084 were out on loan in exchange for $5,843,886 of cash collateral as of December 31, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$233,242,078	$—	$—	$233,242,078
Short-Term Investment	5,843,886	—	—	5,843,886
Total Investments in Securities	$239,085,964	$—	$—	$239,085,964
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2015

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$339,110,880	$119,291,782	$356,815,076	$239,085,964
Receivable for securities sold	1,558,710	323,669	7,729,782	356,027
Interest and dividends receivable	244,997	53,198	727,668	10,941
Receivable for capital shares sold	57,844	4,574	102,629	39,398
Receivable for securities lending income	4,397	373	5,218	6,050
Prepaid expenses	—	3,699	13,554	10,318
Total Assets	340,976,828	119,677,295	365,393,927	239,508,698
Liabilities:
Payable upon return of securities on loan (See Note 1J)	10,019,593	215,434	13,550,306	5,843,886
Due to custodian	387,328	—	—	124,521
Payable for capital shares redeemed	64,813	192,408	428,559	2,055
Payable for securities purchased	—	262,761	789,398	131,905
Accrued expenses:
Advisory fee	214,541	70,827	201,921	148,933
Service and distribution plan fees	70,908	25,382	75,355	29,563
Directors’ fees and expenses	3,101	856	2,530	716
Other	91,082	42,655	88,848	41,905
Total Liabilities	10,851,366	810,323	15,136,917	6,323,484
Net Assets	$330,125,462	$118,866,972	$350,257,010	$233,185,214
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$11,409,229	$7,929,159	$40,148,482	$8,878,118
Additional paid-in capital	156,688,836	83,190,374	272,711,675	164,098,117
Undistributed/(distributions in excess of) net investment income	—	(52)	—	—
Accumulated net realized gain/(loss) on investments and foreign currency	3,728,871	(3,448,026)	6,908,388	3,184,830
Net unrealized appreciation of:
Investments and foreign currency translations	158,298,526	31,195,517	30,488,465	57,024,149
Net Assets	$330,125,462	$118,866,972	$350,257,010	$233,185,214
Net Asset Value Per Share
Investor Class
Net Assets	$330,125,462	$118,866,972	$350,159,233	$233,084,610
Shares Outstanding	11,409,229	7,929,159	40,148,482	8,878,118
Net Asset Value, Offering and Redemption Price per Outstanding Share	$28.93	$14.99	$8.72	$26.25
Institutional Class(1)
Net Assets	$—	$—	$97,777	$100,604
Shares Outstanding	—	—	11,299	3,843
Net Asset Value, Offering and Redemption Price per Outstanding Share	$—	$—	$8.65	$26.18
* Includes securities on loan of	$9,748,071	$210,390	$13,223,548	$5,752,084
Cost of investments	$180,812,350	$88,096,265	$326,326,611	$182,061,815

(1)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2015

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $53,526, $9,074, $54,748 and $0, respectively)	$3,410,802	$869,766	$4,732,351	$1,293,217
Interest	1,152	2,877	2,089,318	552
Securities lending income	52,606	7,536	44,072	37,965
Total Income	3,464,560	880,179	6,865,741	1,331,734
Expenses:
Advisory fee	2,696,758	852,189	2,512,926	1,718,905
Service and distribution plan fees	898,919	308,534	947,239	572,928
Sub-transfer agent fees	77,418	6,375	66,950	11,421
Transfer agent fees	215,603	139,814	213,934	159,979
Auditing and legal fees	186,065	73,148	211,773	139,188
Tax expense	37,246	13,471	39,862	24,642
Directors’ fees and expenses	83,891	28,926	90,185	53,399
Custodian fees	68,392	36,698	112,082	43,016
Printing and postage	61,132	23,715	52,876	26,458
Insurance	47,365	15,569	46,344	27,527
Registration and filing fees	32,379	31,180	41,937	39,072
Other	3,757	3,952	4,127	3,483
Total Expenses Before Fees Waived (See Note 5)	4,408,925	1,533,571	4,340,235	2,820,018
Less: Service and Distribution Plan Fees Waived	—	—	—	(229,171)
Net Expenses	4,408,925	1,533,571	4,340,235	2,590,847
Net Investment Income/(Loss)	(944,365)	(653,392)	2,525,506	(1,259,113)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	35,819,914	3,951,385	23,182,496	8,666,812
Foreign currency translations	(371)	(458)	(1,858)	—
	35,819,543	3,950,927	23,180,638	8,666,812
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(33,076,016)	411,207	(29,777,346)	14,051,769
Foreign currency transactions	146	62	259	—
	(33,075,870)	411,269	(29,777,087)	14,051,769
Net Realized Gain on Investments and Foreign Exchange Transactions	2,743,673	4,362,196	(6,596,449)	22,718,581
Increase/(Decrease) in Net Assets from Operations	$1,799,308	$3,708,804	$(4,070,943)	$21,459,468
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended December 31, 2015 and 2014

	Value Line Premier Growth Fund, Inc.
	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(944,365)	$57,514
Net realized gain on investments and foreign currency	35,819,543	41,179,740
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(33,075,870)	(16,345,487)
Net increase/(decrease) in net assets from operations	1,799,308	24,891,767
Distributions to Shareholders from:
Net investment income
Investor Class	—	(61,622)
Net realized gain from investment transactions
Investor Class	(49,267,213)	(25,724,253)
Institutional Class(1)	—	—
Total distributions	(49,267,213)	(25,785,875)
Share Transactions:
Proceeds from sale of shares
Investor Class	11,916,182	13,323,691
Institutional Class(1)	—	—
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	47,402,765	24,811,248
Institutional Class(1)	—	—
Cost of shares redeemed
Investor Class	(60,930,342)	(60,109,021)
Net increase/(decrease) in net assets from capital share transactions	(1,611,395)	(21,974,082)
Total increase/(decrease) in net assets	(49,079,300)	(22,868,190)
Net Assets:
Beginning of year	379,204,762	402,072,952
End of year	$330,125,462	$379,204,762
Undistributed/(distributions in excess of) net investment income included in net assets, at end of year	$—	$—
Capital Share Transactions:
Shares sold
Investor Class	348,852	386,218
Institutional Class(1)	—	—
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	1,643,647	732,327
Institutional Class(1)	—	—
Shares redeemed
Investor Class	(1,790,435)	(1,739,937)
Net increase (decrease)	202,064	(621,392)

(1)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

	Value Line Mid Cap Focused Fund, Inc.		Value Line Income and Growth Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(653,392)	$(76,522)	$2,525,506	$4,038,206	$(1,259,113)	$(143,731)
Net realized gain on investments and foreign currency	3,950,927	35,534,781	23,180,638	48,168,245	8,666,812	68,533,138
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	411,269	(26,132,673)	(29,777,087)	(17,252,522)	14,051,769	(43,178,464)
Net increase/(decrease) in net assets from operations	3,708,804	9,325,586	(4,070,943)	34,953,929	21,459,468	25,210,943
Distributions to Shareholders from:
Net investment income
Investor Class	—	(53,892)	(2,398,422)	(3,856,847)	—	(821,402)
Net realized gain from investment transactions
Investor Class	—	—	(20,611,890)	(47,080,686)	(12,827,989)	(26,337,659)
Institutional Class(1)	—	—	(5,734)	—	(5,527)	—
Total distributions	—	(53,892)	(23,016,046)	(50,937,533)	(12,833,516)	(27,159,061)
Share Transactions:
Proceeds from sale of shares
Investor Class	2,876,372	2,529,342	68,999,864	54,875,559	9,408,323	2,437,081
Institutional Class(1)	—	—	100,000	—	100,000	—
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	—	51,031	21,497,928	47,389,404	12,288,591	25,892,967
Institutional Class(1)	—	—	5,734	—	5,527	—
Cost of shares redeemed
Investor Class	(13,047,858)	(11,790,448)	(85,966,678)	(44,272,311)	(17,790,762)	(17,342,815)
Net increase/(decrease) in net assets from capital share transactions	(10,171,486)	(9,210,075)	4,636,848	57,992,652	4,011,679	10,987,233
Total increase/(decrease) in net assets	(6,462,682)	61,619	(22,450,141)	42,009,048	12,637,631	9,039,115
Net Assets:
Beginning of year	125,329,654	125,268,035	372,707,151	330,698,103	220,547,583	211,508,468
End of year	$118,866,972	$125,329,654	$350,257,010	$372,707,151	$233,185,214	$220,547,583
Undistributed/(distributions in excess of) net investment income included in net assets, at end of year	$(52)	$(24)	$—	$—	$—	$—
Capital Share Transactions:
Shares sold
Investor Class	191,338	183,862	7,270,730	5,322,463	346,690	92,114
Institutional Class(1)	—	—	10,638	—	3,631	—
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	—	3,508	2,454,598	5,007,068	469,747	1,012,631
Institutional Class(1)	—	—	661	—	212	—
Shares redeemed
Investor Class	(872,463)	(855,317)	(9,238,315)	(4,347,399)	(662,900)	(650,923)
Net increase (decrease)	(681,125)	(667,947)	498,312	5,982,132	157,380	453,822

(1)
Commenced operations on November 1, 2015.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Income/(loss) from investment operations:					Less distributions:
	Net Asset value beginning of year	Net investment income/ (loss)	Net gains/ (losses) on securities (both realized and unrealized)	Total from investment operations	Redemption Fees	Dividends from net investment income	Distributions from net realized gains	Total distributions
Value Line Premier Growth Fund, Inc.
Investor Class
Year ended December 31, 2015	33.84	(0.07)	0.14	0.07	—	—	(4.98)	(4.98)
Year ended December 31, 2014	33.99	0.01	2.29	2.30	—	(0.01)	(2.44)	(2.45)
Year ended December 31, 2013	28.84	0.00(1)	7.64	7.64	—	—	(2.49)	(2.49)
Year ended December 31, 2012	26.48	0.09	4.59	4.68	—	(0.09)	(2.23)	(2.32)
Year ended December 31, 2011	26.82	(0.08)	1.30	1.22	—	—	(1.56)	(1.56)
Value Line Mid Cap Focused Fund, Inc.
Investor Class
Year ended December 31, 2015	14.56	(0.08)	0.51	0.43	—	—	—	—
Year ended December 31, 2014	13.50	(0.01)	1.08	1.07	—	(0.01)	—	(0.01)
Year ended December 31, 2013	10.36	0.01	3.19	3.20	—	(0.06)	—	(0.06)
Year ended December 31, 2012	9.04	0.05	1.27	1.32	—	—	—	—
Year ended December 31, 2011	8.55	(0.00)(1)	0.49	0.49	—	(0.00)(1)	—	(0.00)(1)
Value Line Income and Growth Fund, Inc.
Investor Class
Year ended December 31, 2015	9.40	0.06	(0.14)	(0.08)	—	(0.06)	(0.54)	(0.60)
Year ended December 31, 2014	9.82	0.12	0.92	1.04	—	(0.11)	(1.35)	(1.46)
Year ended December 31, 2013	8.67	0.12	1.57	1.69	—	(0.12)	(0.42)	(0.54)
Year ended December 31, 2012	8.27	0.13	0.74	0.87	—	(0.13)	(0.34)	(0.47)
Year ended December 31, 2011	8.46	0.11	(0.19)	(0.08)	—	(0.11)	—	(0.11)
Institutional Class
Period ended December 31, 2015(2)	9.50	(0.07)	(0.24)	(0.31)	—	—	(0.54)	(0.54)
Value Line Larger Companies Focused Fund, Inc.
Investor Class
Year ended December 31, 2015	25.28	(0.14)	2.63	2.49	—	—	(1.52)	(1.52)
Year ended December 31, 2014	25.57	(0.01)	3.23	3.22	—	(0.11)	(3.40)	(3.51)
Year ended December 31, 2013	19.78	0.13	5.81	5.94	0.00	(0.15)	—	(0.15)
Year ended December 31, 2012	17.34	0.16	2.40	2.56	0.00	(0.12)	—	(0.12)
Year ended December 31, 2011	17.47	0.12	(0.17)	(0.05)	0.00	(0.08)	—	(0.08)
Institutional Class
Period ended December 31, 2015(2)	27.91	(0.09)	(0.12)	(0.21)	—	—	(1.52)	(1.52)
*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)
Amount is less than $0.01 per share.

(2)
Commenced operations on November 1, 2015.

(3)
Not annualized.

(4)
Annualized.

See Notes to Financial Statements.

	Ratios/Supplemental Data:
	Net asset value, end of year	Total return	Net assets, end of year (in thousands)	Ratio of gross expenses to average net assets*	Ratio of net expenses to average net assets**	Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate
Value Line Premier Growth Fund, Inc.
Investor Class
Year ended December 31, 2015	28.93	0.25%	330,125	1.23%	1.23%	(0.26)%	12%
Year ended December 31, 2014	33.84	6.75%	379,205	1.23%	1.23%	0.01%	9%
Year ended December 31, 2013	33.99	26.56%	402,073	1.24%	1.24%	(0.02)%	11%
Year ended December 31, 2012	28.84	17.80%	337,436	1.25%	1.25%	0.28%	15%
Year ended December 31, 2011	26.48	4.59%	298,428	1.24%	1.24%	(0.28)%	20%
Value Line Mid Cap Focused Fund, Inc.
Investor Class
Year ended December 31, 2015	14.99	2.95%	118,867	1.24%	1.24%	(0.53)%	17%
Year ended December 31, 2014	14.56	7.90%	125,330	1.23%	1.23%	(0.06)%	61%
Year ended December 31, 2013	13.50	30.86%	125,268	1.26%	1.12%	0.05%	7%
Year ended December 31, 2012	10.36	14.60%	109,798	1.28%	1.03%	0.46%	6%
Year ended December 31, 2011	9.04	5.75%	133,336	1.29%	0.94%	(0.02)%	18%
Value Line Income and Growth Fund, Inc.
Investor Class
Year ended December 31, 2015	8.72	(0.86)%	350,159	1.15%	1.15%	0.67%	45%
Year ended December 31, 2014	9.40	10.62%	372,707	1.15%	1.12%	1.17%	57%
Year ended December 31, 2013	9.82	19.55%	330,698	1.16%	1.11%	1.26%	27%
Year ended December 31, 2012	8.67	10.62%	295,705	1.19%	1.14%	1.48%	31%
Year ended December 31, 2011	8.27	(0.90)%	306,227	1.20%	1.15%	1.25%	57%
Institutional Class
Period ended December 31, 2015(3)	8.65	(3.29)%(3)	98	6.19%(4)	6.19%(4)	(5.02)%(4)	45%(3)
Value Line Larger Companies Focused Fund, Inc.
Investor Class
Year ended December 31, 2015	26.25	9.88%	233,085	1.23%	1.13%	(0.55)%	37%
Year ended December 31, 2014	25.28	12.41%	220,548	1.23%	1.13%	(0.07)%	89%
Year ended December 31, 2013	25.57	30.05%	211,508	1.25%	1.06%	0.48%	8%
Year ended December 31, 2012	19.78	14.82%	184,243	1.27%	1.02%	0.72%	17%
Year ended December 31, 2011	17.34	(0.27)%	178,783	1.25%	1.00%	0.60%	30%
Institutional Class
Period ended December 31, 2015(3)	26.18	(0.73)%(3)	101	2.70%(4)	2.70%(4)	(2.16)%(4)	37%(3)

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc. (formerly, The Value Line Fund, Inc.), Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Focused Fund, Inc. (formerly, Value Line Larger Companies Fund, Inc.) (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Value Line Income & Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. offers two classes of shares: Investor shares and institutional shares. Investor shares are available to any investor who meets the fund’s minimum purchase requirement. Institutional shares are designed for investors who meet certain administrative, service and account size criteria. The primary investment objective of the Value Line Premier Growth Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Mid Cap Focused Fund, Inc. is long-term growth of capital and current income is a secondary investment objective. The primary investment objective of the Value Line Income and Growth Fund, Inc. is income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return. The sole investment objective of the Value Line Larger Companies Focused Fund, Inc. is to realize capital growth. The Value Line Funds (the “Value Line Funds”) is a family of 12 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange (“NYSE”) on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation

December 31, 2015

Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the year ended December 31, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended December 31, 2015, there were no Level 3 investments for each fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2015, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance

Notes to Financial Statements (continued)

with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Year Ended December 31, 2015	Year Ended December 31, 2014
Value Line Premier Growth Fund, Inc.
Dividends per share from net investment income	$0.0000	$0.0059
Distributions per share from net realized gains	$4.9787	$2.4421
Value Line Mid Cap Focused Fund, Inc.
Dividends per share from net investment income	$0.0000	$0.0063
Distributions per share from net realized gains	$0.0000	$0.0000
Value Line Income and Growth Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.0596	$0.1147
Distributions per share from net realized gains	$0.5390	$1.3457
Institutional Class*:
Dividends per share from net investment income	$0.0000
Distributions per share from net realized gains	$0.5390
Value Line Larger Companies Focused Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.0000	$1.0600
Distributions per share from net realized gains	$1.5221	$3.3972
Institutional Class*:
Dividends per share from net investment income	$0.0000
Distributions per share from net realized gains	$1.5221
*
Commenced operations on November 1, 2015.

The Income and Growth Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Funds use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
Income dividends and capital gains distributions are automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Income and Growth Fund, Inc. distributes all of its net investment income quarterly and the Value Line Premier Growth Fund, Inc., the Value Line Mid Cap Focused Fund, Inc., and the Value Line Larger Companies Focused Fund, Inc. distribute all of their net investment income annually. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.

December 31, 2015

(E) Class Allocations:   Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:    In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The

Notes to Financial Statements (continued)

market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of December 31, 2015, the Value Line Funds were not invested in joint repurchase agreements.
As of December 31, 2015, the Funds loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Premier Growth Fund, Inc.	$9,748,071	$10,019,593	$9,960,118
Value Line Mid Cap Focused Fund, Inc.	210,390	215,434	214,652
Value Line Income and Growth Fund, Inc.	13,223,548	13,550,306	13,526,775
Value Line Larger Companies Focused Fund, Inc.	5,752,084	5,843,886	5,872,415
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the year ended December 31, 2015.
	Remaining Contractual Maturity of the Agreements As of December 31, 2015
Value Line Premier Growth Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$10,019,593	$—	$—	$—	$10,019,593
Total Borrowings	$10,019,593	$—	$—	$—	$10,019,593
Gross amount of recognized liabilities for securities lending transactions					$10,019,593
	Remaining Contractual Maturity of the Agreements As of December 31, 2015
Value Line Mid Cap Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$215,434	$—	$—	$—	$215,434
Total Borrowings	$215,434	$—	$—	$—	$215,434
Gross amount of recognized liabilities for securities lending transactions					$215,434
	Remaining Contractual Maturity of the Agreements As of December 31, 2015
Value Line Income and Growth Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$8,240,907	$—	$—	$—	$8,240,907
Corporate Bonds & Notes	5,309,399	—	—	—	5,309,399
Total	$13,550,306	$—	$—	$—	$13,550,306
Total Borrowings	$13,550,306	$—	$—	$—	$13,550,306
Gross amount of recognized liabilities for securities lending transactions					$13,550,306

December 31, 2015

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
Value Line Larger Companies Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$5,843,886	$—	$—	$—	$5,843,886
Total Borrowings	$5,843,886	$—	$—	$—	$5,843,886
Gross amount of recognized liabilities for securities lending transactions					$5,843,886
(K) Options:   The Value Line Income and Growth Fund, Inc.’s investment strategy allows the use of options. The Fund utilizes options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.
When the Fund writes a put or call option, an amount equal to the premiums received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security underlying the written option. Additionally, written call options may involve the risk of limited gains.
The Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.
As of December 31, 2015, the Value Line Income and Growth Fund, Inc. had no open options contracts.
(L) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (continued)

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Premier Growth Fund, Inc.	$42,535,970	$78,441,855	$—	$—
Value Line Mid Cap Focused Fund, Inc.	20,020,925	24,757,845	—	—
Value Line Income and Growth Fund, Inc.	158,512,662	179,397,451	6,241,552	4,174,426
Value Line Larger Companies Focused Fund, Inc.	84,966,778	94,880,410	—	—
4.   Income Taxes
At December 31, 2015, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
Value Line Premier Growth Fund, Inc.	$180,812,354	$161,374,713	$(3,076,187)	$158,298,526	$—	$3,728,875
Value Line Mid Cap Focused Fund, Inc.	88,110,099	33,626,180	(2,444,497)	31,181,683	—	—
Value Line Income and Growth Fund, Inc.	326,647,235	42,090,473	(11,922,632)	30,167,841	—	7,229,012
Value Line Larger Companies Focused Fund, Inc.	182,121,577	64,043,059	(7,078,672)	56,964,387	—	3,244,592
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President of the United States of America. Under the Act, net capital losses recognized by the Funds after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.
As of December 31, 2015, the following Funds had a realized capital loss carryforward, for federal income tax purposes, available to be used to offset future realized capital gains:
Fund	Expiring December 31, 2017
Value Line Premier Growth Fund, Inc.	$—
Value Line Mid Cap Focused Fund, Inc.	3,434,192
Value Line Income and Growth Fund, Inc.	—
Value Line Larger Companies Focused Fund, Inc.	—

December 31, 2015

For the period ended December 31, 2015, the following Funds had late year ordinary loss deferrals:
Fund	Amount
Value Line Premier Growth Fund, Inc.	$—
Value Line Mid Cap Focused Fund, Inc.	52
Value Line Income and Growth Fund, Inc.	—
Value Line Larger Companies Focused Fund, Inc.	—
During the year ended December 31, 2015, the following Funds utilized capital loss carryforwards:
Fund	Amount
Value Line Premier Growth Fund, Inc.	$—
Value Line Mid Cap Focused Fund, Inc.	3,932,025
Value Line Income and Growth Fund, Inc.	—
Value Line Larger Companies Focused Fund, Inc.	—
To the extent that current or future capital gains are offset by capital losses, the Funds do not anticipate distributing any such gains to shareholders.
It is uncertain whether the Funds will be able to realize the benefits of the losses before they expire.
Net realized gain/(loss) differs from financial statements and tax purposes primarily due to wash sales.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Premier Growth Fund, Inc.	$944,365	$(27,530)	$(916,835)
Value Line Mid Cap Focused Fund, Inc.	653,364	724	(654,088)
Value Line Income and Growth Fund, Inc.	(127,084)	127,181	(97)
Value Line Larger Companies Focused Fund, Inc.	1,259,113	(640,112)	(619,001)
These reclassifications were primarily due to differing treatments of net operating loss, distribution reclassification, prior year adjustments due to investments in real estate investment trusts, foreign currency gains/(losses), partnerships and net operating losses. Net assets were not affected by these reclassifications.

Notes to Financial Statements (continued)

The tax composition of distributions paid to shareholders during fiscal 2015 and 2014, were as follows:
	Year Ended December 31, 2015 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$—	$49,267,213	$49,267,213
Value Line Mid Cap Focused Fund, Inc.	—	—	—
Value Line Income and Growth Fund, Inc.	2,032,945	20,983,101	23,016,046
Value Line Larger Companies Focused Fund, Inc.	—	12,833,516	12,833,516
	Year Ended December 31, 2014 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$570,817	$25,215,058	$25,785,875
Value Line Mid Cap Focused Fund, Inc.	53,892	—	53,892
Value Line Income and Growth Fund, Inc.	4,253,236	46,684,297	50,937,533
Value Line Larger Companies Focused Fund, Inc.	821,394	26,337,667	27,159,061
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For the Value Line Premier Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. advisory fees were computed at an annual rate of 0.75% of the daily net assets during the year. For Value Line Mid Cap Focused Fund, Inc. and Value Line Income and Growth Fund, Inc. advisory fees were computed at an annual rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% of the excess thereof. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries.
For the year ended December 31, 2015, advisory fees were paid or payable in the amount of:
Fund	Advisory Fees
Value Line Premier Growth Fund, Inc.	$2,696,758
Value Line Mid Cap Focused Fund, Inc.	852,189
Value Line Income and Growth Fund, Inc.	2,512,926
Value Line Larger Companies Focused Fund, Inc.	1,718,905
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. Effective May 1, 2009, and voluntarily renewed annually through July 31, 2013, the Distributor contractually agreed to waive Value Line Mid Cap Growth Fund, Inc.’s 12b-1 fee by 0.25%; effective August 1, 2013, the Distributor discontinued to waive Value Line Mid Cap Growth Fund, Inc.’s 12b-1 fee. Effective March 1, 2009, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee for the Value Line Income and Growth Fund, Inc. by 0.05%; effective July 1, 2014, the Distributor discontinued to waive Value Line Income and Growth Fund, Inc.’s 12b-1 fee. Effective May 1, 2007, and voluntarily renewed annually through July 31, 2013, the Distributor contractually agreed to

December 31, 2015

waive Value Line Larger Companies Focused Fund, Inc.’s 12b-1 fee by 0.25%; effective August 1, 2013 and voluntarily renewed annually, the Distributor contractually agreed to waive the Value Line Larger Companies Focused Fund, Inc.’s 12b-1 fee by 0.10%. The Distributor has no right to recoup previously waived amounts.
For the year ended December 31, 2015, distribution and service fees were paid or payable in the amount of:
Fund	Distribution & Service Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$898,919	$—
Value Line Mid Cap Focused Fund, Inc.	308,534	—
Value Line Income and Growth Fund, Inc.	947,239	—
Value Line Larger Companies Focused Fund, Inc.	572,928	229,171
Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets attributable to such class of shares. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary.
For the year ended December 31, 2015, the Funds paid fees under the sub TA plan amounting to:
Fund	Sub TA Fees
Value Line Premier Growth Fund, Inc.	$77,418
Value Line Mid Cap Focused Fund, Inc.	6,375
Value Line Income and Growth Fund, Inc.	66,950
Value Line Larger Companies Focused Fund, Inc.	11,421
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.
Certain officers and a trustee of the Adviser are also officers and a director of the Funds. At December 31, 2015, the officers and directors of the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc., as a group owned less than 1% of the outstanding shares of each Fund.
6.   New Accounting Pronouncements
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) – Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc.:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc. (formerly, The Value Line Fund, Inc.), Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (formerly, Value Line Larger Companies Fund, Inc.) (the “Funds”), at December  31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 25, 2016

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$979.90	$6.04	1.21%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,000.70	6.25	1.24
Value Line Income and Growth Fund, Inc. – Investor Class	1,000.00	967.10	5.75	1.16
Value Line Income and Growth Fund, Inc. – Institutional Class	1,000.00	980.30	10.24	6.19
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	992.70	5.73	1.14
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,036.90	4.60	2.70
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,019.11	$6.16	1.21%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,018.95	6.31	1.24
Value Line Income and Growth Fund, Inc. – Investor Class	1,000.00	1,019.36	5.90	1.16
Value Line Income and Growth Fund, Inc. – Institutional Class	1,000.00	998.01	10.33	6.19
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,019.46	5.80	1.14
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,003.84	4.52	2.70
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights. The Institutional Class commenced operations on November 1, 2015. The Institutional Class expense ratio is multiplied by the average account value over the period, multiplied by 61/365 (to reflect the days since inception).

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2015, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Premier Growth Fund, Inc.	0.00%	0.00%	$49,267,213
Value Line Mid Cap Focused Fund, Inc.	0.00%	0.00%	—
Value Line Income and Growth Fund, Inc.	100.00%	100.00%	20,983,101
Value Line Larger Companies Focused Fund, Inc.	0.00%	0.00%	12,833,516
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 45	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Directors
Joyce E. Heinzerling Age: 59	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 58	Director	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, (2006-2011).	12	Miller/Howard High Income Equity Fund (November 2014 to present)
Michael Kuritzkes Age: 55	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), (2013-2014); Executive Vice President and General Counsel, Philadelphia Media LLC, (2010-2013).	12	None
Francis C. Oakley Age: 84	Director	Since 2000	Professor of History, Williams College, (1961-2002), Professor Emeritus since 2002, President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None
David H. Porter Age: 80	Director (Chairman of the Board of the Value Line Funds since 2014)	Since 1997	Professor, Skidmore College (2008-2013); Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	12	None
Paul Craig Roberts Age: 76	Director	Since 1983	Chairman, Institute for Political Economy.	12	None

Management of the Funds (continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Nancy-Beth Sheerr Age: 66	Director	Since 1996	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None
Officers
Mitchell E. Appel Age: 45	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 65	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 37	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
   *
Formerly known as The Value Line Fund, Inc.

  **
Formerly known as Value Line Larger Companies Fund, Inc.

 ***
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

****
Formerly known as Worthington Value Line Equity Advantage Fund

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.     Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.     Audit Committee Financial Expert.

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.    Principal Accountant Fees and Services

(a)	Audit Fees 2015 - $114,301 Audit Fees 2014 - $22,506

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2015 - $35,617 Tax Preparation Fees 2014 - $35,231

(d)	All Other Fees – None

(e)(1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2015 - None Aggregate Non-Audit Fees 2014 - None

(h)	Not applicable.

Item 5.    Audit Committee of Listed Registrants

Not Applicable.

Item 6.    Investments

Not Applicable

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 10, 2016